UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

7	31	2013

ANNUAL REPORT

Oppenheimer New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	–5.43%	–9.93%	–2.19%
5-Year	5.32	4.30	5.07
10-Year	4.81	4.30	4.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

One month after the U.S. bond market’s strong reaction to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative, Oppenheimer New Jersey Municipal Fund produced a July dividend yield of 5.36% at net asset value (NAV). In the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s total return (without sales charge) underperformed the Barclays Municipal Bond Index during the 12 months ended July 31, 2013.

MARKET OVERVIEW

An announcement by Fed Chairman Ben S. Bernanke triggered the June sell-off across the equity and bond markets. Municipal bond prices fell and fund outflows mounted, causing yields to rise and effectively turning investors’ fears about future interest rates into a current reality.

The sell-off followed the lead of investors and some analysts who believed that they heard the Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%. This expectation matched the Fed’s view at the outset of this reporting period, when the Fed believed that the rate would likely remain very low until mid-2015.

Chairman Bernanke used a June news conference to emphasize the Fed’s intention to be responsive to economic developments saying, “If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.” The Fed Funds rate, he affirmed, would remain near zero and continue to be tied to the national unemployment and inflation rates.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.36%
Dividend Yield with sales charge	5.10
Standardized Yield	5.24
Taxable Equivalent Yield	10.17
Last distribution (7/23/13)	$0.043
Total distributions (8/01/12 to 7/31/13)	$0.528

Endnotes for this discussion begin on page 14 of this report

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	3

Toward the end of this reporting period, Fed officials sought to correct the market’s interpretation by adjusting its assessment of the U.S. economy to “modest,” from “moderate,” more strongly signaling that it has no immediate plans to end its monthly purchases in the bond market.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of July 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.28%, up 132 basis points from July 31, 2012. On July 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.88%, up 118 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 14 basis points from the July 2012 date.

In New Jersey, Governor Chris Christie had an easy time gaining passage for the $33 billion state budget for fiscal year 2014, which began July 1, 2013 and was 4% larger than the budget for fiscal 2013. Little thought was given to raising taxes in this budget, a development that seems likely to be related to the fact that the governor and all members of the State Assembly and Senate are up for re-election in November. With the one-year anniversary of Hurricane Sandy approaching, the state continued this reporting period to work on regaining its financial footing. Democrats and Republicans generally agreed on spending increases. Lacking a financial surplus, the elected officials agreed to leave in place an assortment of existing programs and obligations.

One such program is Gov. Christie’s seven-year ramp-up plan to fund the state’s pension system. In May 2013, an official in the state’s Treasury Department responded to doubts about the certainty of the plan, which began in 2011, explaining that the state’s original intentions remain unchanged. As evidence, the official cited the fiscal 2014 budget, which includes a record $1.7 billion pension payment.

Earlier in the reporting period, Gov. Christie approved legislation to authorize online gambling for a 10-year trial period. Casino tax revenue has declined 43% over the past

4	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

five years, as competition from surrounding states lessened the gambling-related income generated in Atlantic City. Online gaming is expected to create $180 million in tax revenue for fiscal 2014, which would be a positive development for New Jersey bondholders.

At the end of this reporting period, New Jersey’s general obligation (G.O.) debt was rated Aa3 by Moody’s Investors Service and AA-minus by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s New Jersey Municipal Debt Funds category was 3.78% at the end of this reporting period. At 5.36%, the distribution yield for the Fund’s Class A shares was 158 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer New Jersey Municipal Fund held more than 260 securities as of July 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 5.36% at net asset value as of July 31, 2013, was 158 basis points higher than the average in Lipper’s New Jersey Municipal Debt Funds category, which was 3.78%. Additionally, for a taxable investment to provide a greater benefit than an investment in this Fund, it would have to yield more than 10.17%, based on the Fund’s standardized yield as of July 31, 2013, and current federal and New Jersey income tax rates.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	5

The Rochester portfolio management team

The dividend of the Fund, which was 4.6 cents per Class A share at the outset of the reporting period, was reduced to 4.3 cents per share beginning with the December 2012 payout. In all, the Fund distributed 52.8 cents per share.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 22.7% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

A large percentage of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 5.1% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

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The Rochester credit research team

Overall, we continue to hold a favorable view of the changes to fiscal management instituted by Gov. Luis Fortuño. His budget for fiscal 2013, which ended June 30, 2013, produced a smaller deficit than any in recent years, and his disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth. However, the governor was not as popular with the voters, who elected Alejandro Garcia Padilla in his place on November 6, 2012.

Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

We continue to identify what we believe to be attractive values in Puerto Rico.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	7

As of July 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising 20.9% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Higher yields and “credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the hospital/healthcare sector (and many other sectors) to detract from the Fund’s performance this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 11.8% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. Credit spread widening and the higher yields of “tobacco bonds” issued by Puerto Rico, took its toll on the tobacco sector, which was a detractor from fund performance as of July 31, 2013. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund’s holdings in municipal bonds issued by utilities represented 7.9% of total assets at the end of this reporting period. As of July 31, 2013, this set of holdings included sewer utilities with 3.9%, electric utilities with 2.2% and water utilities with 1.8%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. None of these utility sectors contributed positively to Fund performance this reporting period.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 7.8% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in Guam, the Northern Marianas, the Commonwealth of Puerto Rico and many municipalities in New Jersey. The market’s sell-off of Puerto Rico securities was a factor in causing G.O. debt to detract from Fund performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of the securities in this sector are backed by the valuable collateral of the projects whose construction they finance. Of its total assets, 6.3% of the Fund was invested in securities in the marine/aviation facilities sector, including many highly rated bonds. The marine and aviation sector detracted from the Fund’s performance this reporting period.

8	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Performance was enhanced this reporting period by the Fund’s investments in the adult living facilities sector, which represented 6.2% of the Fund’s total assets as of July 31, 2013. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values.

Also bolstering performance this reporting period were the Fund’s holdings in the higher education sector, which represented 5.1% of the Fund’s total assets as of July 31, 2013. The Fund has many investment-grade bonds in this sector, and these securities have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

A number of smaller sectors also contributed positively to Fund performance this reporting period. They included the airlines; education; hotels, restaurants and leisure; multi-family housing and casino sectors.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of July 31, 2013. For example, the municipal leases and government appropriation sectors detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: highways/commuter facilities, single-family housing and parking fee revenue.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income.

Rising rates in the short-term market served to reduce the income these types of securities provided to funds across the industry, compared to earlier reporting periods. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	9

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2013, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

10	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	11

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	20.9%
Tobacco-Master Settlement Agreement	11.8
General Obligation	7.8
Marine/Aviation Facilities	6.3
Adult Living Facilities	6.2
Student Loans	5.3
Sales Tax Revenue	5.1
Higher Education	5.1
Highways/Commuter Facilities	4.8
Sewer Utilities	3.9

Portfolio holdings are subject to change. Percentages are as of July 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser- Rated	Total
AAA	0.2%	0.0%	0.2%
AA	21.1	0.0	21.1
A	19.0	0.0	19.0
BBB	32.5	1.1	33.6
BB or lower	16.0	10.1	26.1
Total	88.8%	11.2%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 7/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.36%	5.10%
Class B	4.49	N/A
Class C	4.63	N/A
Class Y	5.47	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 7/31/13		As of 7/31/13
Class A	5.24%	Class A	10.17%
Class B	4.52	Class B	8.78
Class C	4.71	Class C	9.15
Class Y	5.63	Class Y	10.93

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(ONJAX)	3/1/94	–5.43%	5.32%	4.81%	4.67%
CLASS B	(ONJBX)	3/1/94	–6.24	4.43	4.34	4.43
CLASS C	(ONJCX)	8/29/95	–6.15	4.51	4.02	4.01
CLASS Y	(ONJYX)	11/29/10	–5.40	N/A	N/A	4.98

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(ONJAX)	3/1/94	–9.93%	4.30%	4.30%	4.41%
CLASS B	(ONJBX)	3/1/94	–10.73	4.10	4.34	4.43
CLASS C	(ONJCX)	8/29/95	–7.05	4.51	4.02	4.01
CLASS Y	(ONJYX)	11/29/10	–5.40	N/A	N/A	4.98

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	13

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 28-day accrual period ended July 23, 2013. The yield without sales charge for Class A shares is

14	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

calculated by dividing annualized dividends by the Class A net asset value on July 23, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0361, $0.0372 and $0.0440, respectively, for the 28-day accrual period ended July 23, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New Jersey Municipal Debt Funds category is based on 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and New Jersey tax rate of 48.5%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	15

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	17

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$928.50	$4.51
Class B	1,000.00	924.60	8.63
Class C	1,000.00	925.00	8.15
Class Y	1,000.00	928.30	3.83

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.13	4.72
Class B	1,000.00	1,015.87	9.04
Class C	1,000.00	1,016.36	8.53
Class Y	1,000.00	1,020.83	4.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.94%
Class B	1.80
Class C	1.70
Class Y	0.80

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2013

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—110.9%
New Jersey—85.8%
$ 3,180,000	Bayonne, NJ Parking Authority (City Parking)	5.000%	06/15/2027	$2,887,249
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,701,582
10,000	Bergen County, NJ HDC	6.750	10/01/2018	10,033
35,000	Berkeley, NJ HFC (Bayville Hsg.)	5.750	08/01/2014	35,141
140,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	141,639
190,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	190,194
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	63,259
4,405,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2021	4,560,188
10,000	Essex County, NJ Improvement Authority (Jewish Federation Terrace)[1]	5.050	06/01/2019	10,017
10,000	Essex County, NJ Improvement Authority (Newark)	5.000	04/01/2014	10,032
150,000	Essex County, NJ Improvement Authority (Newark)	5.125	04/01/2029	149,988
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	268,000
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,027
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,087
265,000	Florence Township, NJ Fire District No. 1[1]	5.125	07/15/2028	270,191
50,000	Hoboken, NJ Parking Utility	5.250	01/01/2018	50,098
50,000	Hudson County, NJ COP (Correctional Facility)[1]	5.000	12/01/2021	50,737
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,089,730
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,536,030
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,274,263
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,794,441
355,000	Irvington Township, NJ GO1	5.000	07/15/2033	344,524
35,000	Irvington Township, NJ GO1	5.000	07/15/2033	33,967
120,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	120,208
200,000	Middlesex County, NJ COP[1]	5.000	02/15/2019	200,662
330,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	287,093
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	359,705
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,714,015
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	743,138

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
New Jersey Continued
$ 20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500%		09/01/2030	$20,058
35,000	Mount Holly, NJ Municipal Utilities Authority[1]	5.000		12/01/2016	35,136
35,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	35,060
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	472,906
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	633,762
300,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2031	310,620
150,000	Newark, NJ GO1	5.375		12/15/2014	152,772
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400		01/20/2034	50,068
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	313,113
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,283,078
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,077,528
750,000	NJ EDA[1]	5.000		06/15/2029	732,293
50,000	NJ EDA (Bristol Glen)[1]	5.750		07/01/2029	49,078
645,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	645,045
25,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2028	22,812
300,000	NJ EDA (Chilton Memorial Hospital)[1]	5.500		07/01/2029	307,818
25,000	NJ EDA (Consumers New Jersey Water Company)	5.100		09/01/2032	24,214
5,000,000	NJ EDA (Continental Airlines)	5.125		09/15/2023	4,780,850
11,430,000	NJ EDA (Continental Airlines)	7.000		11/15/2030	11,435,601
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	2,960,748
160,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	160,293
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,688,709
2,339,945	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750		03/01/2021	22,440
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,102,060
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,102,060
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,102,060
6,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	5,754,240
17,720,000	NJ EDA (Hamilton Care)	6.650		11/01/2037	17,470,148
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,015,047
10,000	NJ EDA (Hillcrest Health Service)	7.250	[3]	01/01/2018	8,741
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	4,480,603
1,765,000	NJ EDA (Keswick Pines)	5.700		01/01/2018	1,764,965
6,655,000	NJ EDA (Keswick Pines)	5.750		01/01/2024	6,326,909
30,000	NJ EDA (Kullman Associates)[4]	6.125		06/01/2018	21,435
110,000	NJ EDA (Kullman Associates)[4]	6.750		07/01/2019	77,707
160,000	NJ EDA (Leisure Park)	5.875		12/01/2027	153,082

20	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey Continued
$ 90,000	NJ EDA (Liberty State Park Lease Rental)[1]	5.750%		03/15/2022	$90,345
40,000	NJ EDA (Liberty State Park)[1]	5.700		03/15/2016	40,174
810,000	NJ EDA (Lions Gate)	5.750		01/01/2025	807,611
1,345,000	NJ EDA (Lions Gate)	5.875		01/01/2037	1,263,695
25,000	NJ EDA (Manchester Manor)[1]	6.700		08/01/2022	25,064
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750		11/01/2024	1,007,720
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800		11/01/2031	1,202,328
2,565,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500		06/01/2031	2,566,488
1,000,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000		06/01/2025	1,001,110
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,044
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	103,692
4,400,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2029	4,519,020
1,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,043,810
330,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	339,521
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,644,250
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,615,792
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,582,595
125,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000		12/01/2038	125,001
20,000	NJ EDA (New Jersey Transit Corp.)	5.700		12/15/2013	20,074
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	30,082
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	145,396
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	809,328
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,385,650
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000		07/01/2032	662,688
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,922,439
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,368,000
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,268,075
8,000,000	NJ EDA (School Facilities Construction)[1]	5.750		09/01/2023	9,153,200
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,087,390
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[3]	07/01/2018	41,510
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[3]	07/01/2021	45,417
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[3]	07/01/2020	18,527
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,421,865
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,186,800
140,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125		07/01/2025	135,864
175,000	NJ EDA (United Water New Jersey)[1]	5.000		11/01/2028	175,018

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
New Jersey Continued
$ 195,000	NJ EDA (United Water New Jersey)[1]	5.500%	07/01/2039	$200,723
225,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.000	09/01/2017	228,107
90,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.000	09/01/2022	91,256
3,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2026	3,510,710
3,735,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2036	3,544,814
200,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000	03/01/2015	200,782
100,000	NJ Educational Facilities Authority (Dorm Safety)[1]	5.000	03/01/2016	100,381
745,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250	07/01/2032	745,067
15,535,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000	07/01/2025	15,554,885
1,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	1,694,297
300,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250	07/01/2027	306,258
40,000	NJ Educational Facilities Authority (Kean University)[1]	5.000	07/01/2018	40,154
30,000	NJ Educational Facilities Authority (Kean University)[1]	5.000	07/01/2021	30,113
1,000,000	NJ Educational Facilities Authority (Princeton Theological Seminary)[1]	5.000	07/01/2026	1,003,850
100,000	NJ Educational Facilities Authority (Public Library)	5.000	09/01/2014	100,374
855,000	NJ Educational Facilities Authority (Ramapo College)[1]	5.000	07/01/2037	874,101
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2037	964,800
1,200,000	NJ Educational Facilities Authority (Seton Hall University)[1]	5.000	07/01/2038	1,239,768
1,500,000	NJ Educational Facilities Authority (Seton Hall University)[1]	5.000	07/01/2043	1,542,480
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2018	5,496
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2028	15,002
4,055,000	NJ Health Care Facilities Financing Authority (AHS Hospital Corp.)[1]	5.500	07/01/2031	4,268,577
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625	07/01/2032	2,059,060
17,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	17,140,697
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.300	07/01/2023	6,563,550
1,750,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)[1]	5.000	01/01/2034	1,744,383
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.300	11/01/2026	674,850

22	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey Continued
$ 1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.375%		11/01/2036	$821,780
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	971,974
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	299,103
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000		07/01/2031	1,529,670
1,220,000	NJ Health Care Facilities Financing Authority (Meridian Health System)[1]	5.000		07/01/2032	1,225,161
3,250,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.500		07/01/2043	3,101,020
200,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	200,194
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	9,706,535
2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)	5.000		07/01/2035	1,950,241
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	10,009
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	70,036
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[3]	07/01/2017	13,016
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[3]	07/01/2030	15,359,250
17,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	18,155,830
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000		08/15/2034	1,953,630
2,025,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital)[1]	6.000		07/01/2026	2,139,696
2,500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital)[1]	6.250		07/01/2035	2,603,450
2,170,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250		07/01/2030	2,177,899
6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	6,661,248
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	5,399,583
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750		07/01/2033	131,344
125,000	NJ Health Care Facilities Financing Authority (Virtua West Jersey Health System/Virtua Health Obligated Group)[1]	5.375		07/01/2029	125,569

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
New Jersey Continued
$ 110,000	NJ Higher Education Assistance Authority[1]	5.500%		12/01/2025	$116,840
100,000	NJ Higher Education Assistance Authority[1]	5.750		12/01/2029	104,706
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	31,365,300
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	572,690
9,100,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	4.550		10/01/2022	9,299,206
4,440,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	4.625		10/01/2027	4,432,896
3,640,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	5.000		10/01/2037	3,656,999
1,415,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[5]	5.375		04/01/2030	1,457,827
400,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	422,596
150,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375		10/01/2028	162,059
85,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500		10/01/2038	87,519
100,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	100,210
145,000	NJ Sports & Expositions Authority	5.000		09/01/2015	145,525
35,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2016	35,120
25,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2017	25,083
45,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2019	45,139
50,000	NJ Sports & Expositions Authority	5.125		09/01/2013	50,199
200,000	NJ Sports & Expositions Authority[1]	5.125		09/01/2014	200,756
12,100,000	NJ Tobacco Settlement Financing Corp.	4.625		06/01/2026	10,477,753
48,430,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	35,465,764
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[3]	06/01/2041	8,512,242
20,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2014	20,078
200,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2015	200,696
5,000,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2036	5,202,300
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,267,100
13,450,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	14,820,959
4,035,000	North Hudson, NJ Sewerage Authority[1]	5.000		06/01/2030	4,162,667
85,000	Orange Township, NJ GO1	5.000		06/01/2027	85,070
100,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000		12/01/2022	101,236
100,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000		12/01/2023	101,324
10,000	Passaic Valley, NJ Sewage Commissioners[1]	5.500		12/01/2014	10,038
2,599,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,660,232
8,395,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	8,561,641
2,245,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2036	2,497,630

24	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey Continued
$ 3,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000%		12/01/2042	$3,327,600
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,468,067
3,305,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	3,196,530
10,500,000	Port Authority NY/NJ, 143rd Series[5]	5.000		10/01/2030	10,598,385
14,315,000	Port Authority NY/NJ, 169th Series[5]	5.000		10/15/2041	14,459,847
6,330,000	Rutgers State University NJ5	5.000		05/01/2029	6,841,828
5,380,000	Rutgers State University NJ5	5.000		05/01/2030	5,774,569
4,000,000	Rutgers State University NJ5	5.000		05/01/2038	4,162,600
45,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	45,104
					493,912,583
U.S. Possessions—25.1%
2,645,000	Guam GO	5.125		11/15/2027	2,512,353
400,000	Guam GO	6.750		11/15/2029	422,108
600,000	Guam GO	7.000		11/15/2039	637,746
1,300,000	Guam Government Business Privilege[1]	5.250		01/01/2036	1,334,632
10,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	10,418
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	138,015
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	135,430
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	253,658
250,000	Guam Power Authority, Series A1	5.000		10/01/2034	242,675
600,000	Guam Power Authority, Series A1	5.500		10/01/2030	616,746
235,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	228,248
4,120,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	3,134,166
100,000	Northern Mariana Islands Commonwealth, Series A	6.750		10/01/2033	91,961
1,075,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	872,416
2,585,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,816,531
10,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125		07/01/2047	8,647,500
6,350,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	5,486,908
6,025,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	5,370,625
1,355,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	1,176,980
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	2,483,175
9,525,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	9,440,418
5,440,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	5,391,693
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[3]	05/15/2055	787,800
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	806,151
5,150,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	4,202,555

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 3,300,000	Puerto Rico Commonwealth GO1	5.375%		07/01/2030	$2,903,736
4,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	3,344,800
8,350,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	7,338,648
3,205,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,747,518
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	4,914,300
1,425,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,283,697
1,300,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,258,608
3,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	2,637,270
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	4,327,100
750,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	752,138
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	2,530,380
575,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	506,368
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	3,741,718
2,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	1,996,702
5,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	1,251,250
2,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	459,340
975,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2035	187,902
3,000,000	Puerto Rico Infrastructure	7.050	[3]	07/01/2042	319,050
400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	384,440
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	92,959
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	794,285
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	89,010
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	88,028
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,587,290
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	870,140
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	254,687
5,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	3,941,150
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	844,890
500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	498,805
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	205,512
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,250,393
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	10,874,860
3,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	3,583,580
5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000		08/01/2026	5,049,838
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	14,132,020
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	507,115
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[3]	05/15/2035	127,336

26	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875%[3]		05/15/2035	$222,999
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[3]	05/15/2035	273,141
					144,413,911
Total Municipal Bonds and Notes (Cost $696,468,206)					638,326,494

Shares
Common Stocks—0.0%
1	Finjan Holdings, Inc.[6,7] (Cost $1,205,000)				1
Total Investments, at Value (Cost $697,673,206)—110.9%					638,326,495
Liabilities in Excess of Other Assets—(10.9)					(62,701,310)
Net Assets—100.0%					$575,625,185

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Received as a result of a corporate action.

7. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

AHS	Adventist Health System
COP	Certificates of Participation
EDA	Economic Devel. Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
GO	General Obligation
HDC	Housing Devel. Corp.
HFC	Housing Finance Corp.
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NY/NJ	New York/New Jersey
ROLs	Residual Option Longs
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	27

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value (cost $697,673,206)—see accompanying statement of investments	$638,326,495
Cash	1,088,300
Receivables and other assets:
Investments sold	8,242,483
Interest	6,486,966
Other	293,693
Total assets	654,437,937
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	54,690,000
Payable on borrowings (See Note 6)	20,400,000
Shares of beneficial interest redeemed	2,761,051
Dividends	563,141
Trustees’ compensation	98,611
Shareholder communications	87,825
Distribution and service plan fees	72,912
Investments purchased	50,687
Transfer and shareholder servicing agent fees	22,711
Interest expense on borrowings	2,266
Other	63,548
Total liabilities	78,812,752
Net Assets	$575,625,185
Composition of Net Assets
Paid-in capital	$749,805,455
Accumulated net investment income	7,842,522
Accumulated net realized loss on investments	(122,676,081)
Net unrealized depreciation on investments	(59,346,711)
Net Assets	$575,625,185

28	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $368,177,301 and 38,366,778 shares of beneficial interest outstanding)	$9.60
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.08
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,331,406 and 1,074,348 shares of beneficial interest outstanding)	$9.62
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $173,765,738 and 18,089,397 shares of beneficial interest outstanding)	$9.61
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,350,740 and 2,431,429 shares of beneficial interest outstanding)	$9.60

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	29

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest	$37,707,004
Other income	372
Total investment income	37,707,376
Expenses
Management fees	3,469,981
Distribution and service plan fees:
Class A	625,251
Class B	135,400
Class C	1,747,961
Transfer and shareholder servicing agent fees:
Class A	154,338
Class B	16,010
Class C	83,891
Class Y	11,538
Shareholder communications:
Class A	83,436
Class B	6,370
Class C	45,279
Class Y	5,615
Borrowing fees	689,290
Interest expense and fees on short-term floating rate notes issued (See Note 1)	368,872
Interest expense on borrowings	31,159
Trustees’ compensation	19,139
Custodian fees and expenses	6,065
Other	177,067
Total expenses	7,676,662
Less waivers and reimbursements of expenses	(114,340)
Net expenses	7,562,322
Net Investment Income	30,145,054
Realized and Unrealized Loss
Net realized loss on investments	(4,345,576)
Net change in unrealized appreciation/depreciation on investments	(62,654,421)
Net Decrease in Net Assets Resulting from Operations	$(36,854,943)

See accompanying Notes to Financial Statements.

30	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$30,145,054	$29,877,553
Net realized loss	(4,345,576)	(4,615,163)
Net change in unrealized appreciation/depreciation	(62,654,421)	62,024,129
Net increase (decrease) in net assets resulting from operations	(36,854,943)	87,286,519
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(21,436,502)	(22,875,836)
Class B	(626,386)	(1,036,785)
Class C	(8,283,706)	(8,738,229)
Class Y	(1,334,509)	(900,990)
	(31,681,103)	(33,551,840)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(9,256,245)	26,696,440
Class B	(7,227,203)	(6,260,755)
Class C	6,130,301	13,343,779
Class Y	2,376,467	13,271,193
	(7,976,680)	47,050,657
Net Assets
Total increase (decrease)	(76,512,726)	100,785,336
Beginning of period	652,137,911	551,352,575
End of period (including accumulated net investment income of $7,842,522 and $6,178,774, respectively)	$575,625,185	$652,137,911

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	31

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(36,854,943)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(173,539,054)
Proceeds from disposition of investment securities	155,929,017
Short-term investment securities, net	9,863,540
Premium amortization	2,641,204
Discount accretion	(4,140,930)
Net realized loss on investments	4,345,576
Net change in unrealized appreciation/depreciation on investments	62,654,421
Change in assets:
Decrease in interest receivable	502,982
Increase in other assets	(115,553)
Increase in receivable for securities sold	(8,132,483)
Change in liabilities:
Increase in other liabilities	77,559
Decrease in payable for securities purchased	(2,338,811)
Net cash provided by operating activities	10,892,525
Cash Flows from Financing Activities
Proceeds from bank borrowings	245,000,000
Payments on bank borrowings	(234,700,000)
Proceeds from short-term floating rate notes issued	15,575,000
Proceeds from shares sold	134,746,564
Payments on shares redeemed	(164,689,911)
Cash distributions paid	(6,354,301)
Net cash used in financing activities	(10,422,648)
Net increase in cash	469,877
Cash, beginning balance	618,423
Cash, ending balance	$1,088,300
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $25,295,418.
Cash paid for interest on bank borrowings—$29,812.
Cash paid for interest on short-term floating rate notes issued—$368,872.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.68	$9.75	$10.14	$8.63	$10.00
Income (loss) from investment operations:
Net investment income[2]	.50	.54	.64	.64	.61
Net realized and unrealized gain (loss)	(1.05)	1.00	(.41)	1.45	(1.42)
Total from investment operations	(.55)	1.54	.23	2.09	(.81)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.61)	(.62)	(.58)	(.56)
Net asset value, end of period	$9.60	$10.68	$9.75	$10.14	$8.63
Total Return, at Net Asset Value[3]	(5.43)%	16.21%	2.46%	24.58%	(7.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$368,177	$421,443	$359,697	$415,729	$361,113
Average net assets (in thousands)	$425,664	$385,776	$377,127	$409,744	$352,897
Ratios to average net assets:[4]
Net investment income	4.80%	5.31%	6.62%	6.54%	7.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.76%	0.77%	0.75%	0.76%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%
Total expenses	0.93%	0.95%	1.06%	1.24%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.93%	1.05%	1.23%	2.18%
Portfolio turnover rate	24%	18%	15%	17%	14%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	33

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.70	$9.77	$10.15	$8.65	$10.02
Income (loss) from investment operations:
Net investment income[2]	.42	.46	.56	.56	.54
Net realized and unrealized gain (loss)	(1.06)	.99	(.40)	1.44	(1.43)
Total from investment operations	(.64)	1.45	.16	2.00	(.89)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.52)	(.54)	(.50)	(.48)
Net asset value, end of period	$9.62	$10.70	$9.77	$10.15	$8.65
Total Return, at Net Asset Value[3]	(6.24)%	15.20%	1.71%	23.39%	(8.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,331	$18,879	$23,305	$35,276	$37,076
Average net assets (in thousands)	$15,007	$20,307	$28,889	$37,923	$39,035
Ratios to average net assets:[4]
Net investment income	3.96%	4.50%	5.78%	5.71%	6.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.61%	1.61%	1.59%	1.61%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%
Total expenses	1.78%	1.80%	1.90%	2.08%	3.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.78%	1.89%	2.07%	3.03%
Portfolio turnover rate	24%	18%	15%	17%	14%
1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.69	$9.76	$10.14	$8.64	$10.01
Income (loss) from investment operations:
Net investment income[2]	.42	.46	.57	.57	.55
Net realized and unrealized gain (loss)	(1.05)	1.00	(.41)	1.43	(1.43)
Total from investment operations	(.63)	1.46	.16	2.00	(.88)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.53)	(.54)	(.50)	(.49)
Net asset value, end of period	$9.61	$10.69	$9.76	$10.14	$8.64
Total Return, at Net Asset Value[3]	(6.15)%	15.32%	1.79%	23.50%	(8.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173,766	$187,934	$159,119	$183,496	$153,583
Average net assets (in thousands)	$194,185	$169,315	$166,762	$177,507	$144,708
Ratios to average net assets:[4]
Net investment income	4.04%	4.55%	5.85%	5.77%	6.63%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.52%	1.54%	1.51%	1.55%
Interest and fees from borrowings	0.11%	0.08%	0.10%	0.25%	0.91%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%	0.24%	0.51%
Total expenses	1.69%	1.71%	1.83%	2.00%	2.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.69%	1.82%	1.99%	2.97%
Portfolio turnover rate	24%	18%	15%	17%	14%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	35

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.69	$9.76	$9.86
Income (loss) from investment operations:
Net investment income[2]	.52	.55	.41
Net realized and unrealized gain (loss)	(1.07)	1.00	(.10)
Total from investment operations	(.55)	1.55	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.62)	(.41)
Net asset value, end of period	$9.60	$10.69	$9.76
Total Return, at Net Asset Value[3]	(5.40)%	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,351	$23,882	$9,232
Average net assets (in thousands)	$25,821	$15,130	$4,339
Ratios to average net assets:[4]
Net investment income	4.94%	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%	0.63%	0.62%
Interest and fees from borrowings	0.11%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.11%	0.19%
Total expenses	0.79%	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.80%	0.90%
Portfolio turnover rate	24%	18%	15%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

38	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $42,070,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2013, municipal bond holdings with a value of $85,691,037 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $54,690,000 in short-term floating rate securities issued and outstanding at that date.

40	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

At July 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,220,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.205%	10/1/27	$2,212,896
710,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.477	4/1/30	752,827
1,820,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.854	10/1/37	1,836,999
2,295,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	15.750	10/1/22	2,494,206
3,580,000	Port Authority NY/NJ ROLs[3]	15.566	10/15/41	3,724,847
2,625,000	Port Authority NY/NJ, 3205th Series	14.961	10/1/30	2,723,385
5,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.445	8/1/57	5,124,860
7,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	9.284	8/1/57	7,132,020
1,585,000	Rutgers State University NJ ROLS[3]	15.577	5/1/29	2,096,828
1,345,000	Rutgers State University NJ ROLS[3]	15.601	5/1/30	1,739,569
1,000,000	Rutgers State University NJ ROLS[3]	15.601	5/1/38	1,162,600

				$31,001,037

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $54,690,000 or 8.36% of its total assets as of July 31, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$2,113,609
Market Value	$22,440
Market Value as a % of Net Assets	Less than 0.005%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$5,745,943	$—	$123,254,088	$58,995,044

1. As of July 31, 2013, the Fund had $123,254,088 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	81,398,121

Total	$123,254,088

2. During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

42	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$3,199,797	$3,199,797

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Exempt-interest dividends	$30,875,289	$32,717,778
Ordinary income	805,814	834,062

Total	$31,681,103	$33,551,840

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$636,498,164 [1]

Gross unrealized appreciation	$14,716,729
Gross unrealized depreciation	(73,711,773)

Net unrealized depreciation	$(58,995,044)

1. The Federal tax cost of securities does not include cost of $60,823,375, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees' Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,570
Payments Made to Retired Trustees	6,404
Accumulated Liability as of July 31, 2013	48,236

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection

44	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on:

46	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$493,890,143	$22,440	$493,912,583
U.S. Possessions	—	144,413,911	—	144,413,911
Common Stocks	1	—	—	1

Total Assets	$1	$638,304,054	$22,440	$638,326,495

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$23,376	$23,376

Total Assets	$23,376	$23,376

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	7,830,817	$82,522,990	7,742,571	$79,110,226
Dividends and/or distributions reinvested	1,680,537	17,512,866	1,743,210	17,818,829
Redeemed	(10,611,473)	(109,292,101)	(6,910,740)	(70,232,615)

Net increase (decrease)	(1,100,119)	$(9,256,245)	2,575,041	$26,696,440

48	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	13,811	$145,688	407,565	$4,152,835
Dividends and/or distributions reinvested	48,424	507,470	79,991	816,583
Redeemed	(752,431)	(7,880,361)	(1,108,981)	(11,230,173)

Net decrease	(690,196)	$(7,227,203)	(621,425)	$(6,260,755)

Class C
Sold	3,532,850	$37,322,035	2,809,872	$28,879,769
Dividends and/or distributions reinvested	595,925	6,211,982	620,150	6,341,434
Redeemed	(3,621,457)	(37,403,716)	(2,152,699)	(21,877,424)

Net increase	507,318	$6,130,301	1,277,323	$13,343,779

Class Y
Sold	1,260,897	$13,310,366	1,529,775	$15,744,909
Dividends and/or distributions reinvested	102,089	1,063,100	70,536	724,264
Redeemed	(1,166,593)	(11,996,999)	(311,621)	(3,197,980)

Net increase	196,393	$2,376,467	1,288,690	$13,271,193

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$173,539,054	$155,929,017

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses

50	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$1,831,889
Class C	3,994,545

Sales Charges. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$176,954	$13,573	$36,736	$13,191

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2013, the Manager reimbursed the Fund $114,340 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1721% as of July 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund's Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2013 equal 0.09% of the Fund's average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1721%. Details of the borrowings for the year ended July 31, 2013 are as follows:

Average Daily Loan Balance	$15,936,438
Average Daily Interest Rate	0.199%
Fees Paid	$629,023
Interest Paid	$29,812

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for

52	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2013.

Details of reverse repurchase agreement transactions for the year ended July 31, 2013 are as follows:

Fees Paid	$125,277

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties—including the Fund—in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court's dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark

54	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

56	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction. 97.46% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	57

SPECIAL SHAREHOLDER MEETINGS    Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer New Jersey Municipal Fund (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	969,967,626	24,822,341
David K. Downes	969,766,660	25,023,307
Matthew P. Fink	969,889,775	24,900,192
Edmund Giambastiani, Jr.	970,494,725	24,295,242
Phillip A. Griffiths	968,863,662	25,926,305
Mary F. Miller	970,170,040	24,619,927
Joel W. Motley	970,880,201	23,909,766
Joanne Pace	971,071,614	23,718,353
Mary Ann Tynan	970,743,262	24,046,705
Joseph M. Wikler	969,878,198	24,911,770
Peter I. Wold	970,436,703	24,353,264
William F. Glavin, Jr.	970,596,507	24,193,460

58	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	59

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

60	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	61

TRUSTEES AND OFFICERS    Unaudited / Continued

Phillip A. Griffiths, Continued	(1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children's Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board

62	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Joanne Pace, Continued	Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	63

TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser's parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

64	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003-2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	65

TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

66	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	67

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

68	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER NEW JERSEY MUNICIPAL FUND	69

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0395.001.0713 September 23, 2013

7	31	2013

ANNUAL REPORT

Oppenheimer Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	–3.13%	–7.73%	–2.19%
5-Year	5.19	4.17	5.07
10-Year	4.90	4.39	4.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

One month after the U.S. bond market’s strong reaction to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative, Oppenheimer Pennsylvania Municipal Fund produced a July dividend yield of 5.57% at net asset value (NAV). In the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s total return (without sales charge) underperformed the Barclays Municipal Bond Index during the 12 months ended July 31, 2013.

MARKET OVERVIEW

An announcement by Fed Chairman Ben S. Bernanke triggered the June sell-off across the equity and bond markets. Municipal bond prices fell and fund outflows mounted, causing yields to rise and effectively turning investors’ fears about future interest rates into a current reality.

The sell-off followed the lead of investors and some analysts who believed that they heard the Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%. This expectation matched the Fed’s view at the outset of this reporting period, when the Fed believed that the rate would likely remain very low until mid-2015.

Chairman Bernanke used a June news conference to emphasize the Fed’s intention to be responsive to economic developments saying, “If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.” The Fed Funds rate, he affirmed, would remain near zero and continue to be tied to the national unemployment and inflation rates.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.57%
Dividend Yield with sales charge	5.31
Standardized Yield	5.43
Taxable Equivalent Yield	9.89
Last distribution (7/23/13)	$0.049
Total distributions (8/01/12 to 7/31/13)	$0.610

Endnotes for this discussion begin on page 14 of this report

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	3

Toward the end of this reporting period, Fed officials sought to correct the market’s interpretation by adjusting its assessment of the U.S. economy to “modest,” from “moderate,” more strongly signaling that it has no immediate plans to end its monthly purchases in the bond market.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of July 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.28%, up 132 basis points from July 31, 2012. On July 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.88%, up 118 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 14 basis points from the July 2012 date.

Throughout this reporting period, the Keystone State continued to pursue remedies to aid its troubled communities, which include 27 older and transitioning cities that are considered “distressed.” Most notable is Harrisburg, which has $340 million in outstanding bond debt, primarily related to its ill-fated incinerator project which nearly bankrupted the city. Late in this reporting period, officials in Harrisburg announced that they had reached an agreement to sell the incinerator to Lancaster County Solid Waste Management. Harrisburg’s state-appointed receiver was seeking $130 million for the incinerator, but the terms of the deal were not final as of July 31, 2013, and the expectation was that the transaction would not close for several months.

Also during this reporting period, Harrisburg auctioned off the 8,000-piece collection of its failed Wild West Museum in an effort to alleviate the capital city’s financial woes. The city also was notified of a plan by the Securities and Exchange Commission to charge it with securities fraud, which led Pennsylvania’s attorney general to consider a separate investigation related to the incinerator project.

In other state news, Pennsylvania Governor Tom Corbett completed a $28.4 billion budget for fiscal 2014 just before the midnight deadline on June 30, 2013. Major policy initiatives, including transportation

4	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

funding, public pension overhaul and the privatization of Pennsylvania’s state-owned liquor stores, remained at a standstill. “We do have unfinished business,” the governor said.

Privatization laws have been an issue for Gov. Corbett. The House passed liquor privatization legislation in March 2013, but a compromise bill became entangled in the Senate. Also in March, the governor announced plans to rework the 20-year contract, awarded earlier in 2013 to Britain’s Camelot Global Services, to privatize the state lottery. Republican officials estimate the contract could bring in $35 billion over the 20-year term, yet Democratic Attorney General Kane declared the deal unconstitutional and in violation of state gaming laws.

In April 2013, Pennsylvania issued $950 million of general obligation (G.O.) bonds. These bonds were rated AA-plus by Fitch Ratings, Aa2 by Moody’s Investors Service and AA by Standard & Poor’s. At the end of this reporting period, the state’s G.O. debt was rated Aa2 by Moody’s and AA by Fitch & S&P.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s Pennsylvania Municipal Debt Funds category was 3.79% at the end of this reporting period. At 5.57%, the distribution yield for the Fund’s Class A shares was 178 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Pennsylvania Municipal Fund held more than 385 securities as of July 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 5.57% at net asset value as of July 31, 2013, was 178 basis points higher than the average in Lipper’s Pennsylvania Municipal Debt Funds category, which was 3.79%. Additionally, for a taxable investment to provide a greater benefit than an investment in this Fund, it would have to yield more than 9.89%, based on the Fund’s standardized yield as of July 31, 2013, and current federal and Pennsylvania income tax rates.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period,

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	5

The Rochester portfolio management team

these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

The dividend of the Fund, which stood at 5.3 cents per Class A share at the outset of the reporting period, was reduced to 5.1 cents per share beginning with the November 2012 payout and to 4.9 cents per share beginning with the April 2013 payout. In all, the Fund distributed 61 cents per share.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 27.7% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Nearly all of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 2.9% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector

6	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The Rochester credit research team

requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Overall, we continue to hold a favorable view of the changes to fiscal management instituted by Gov. Luis Fortuño. His budget for fiscal 2013, which ended June 30, 2013, produced a smaller deficit than any in recent years, and his disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth. However, the governor was not as popular with the voters, who elected Alejandro Garcia Padilla in his place on November 6, 2012.

Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	7

budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

We continue to identify what we believe to be attractive values in Puerto Rico.

As of July 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising 17.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. “Credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the hospital/healthcare sector (and many other sectors) to detract from the Fund’s performance this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.3% of the Fund’s total assets at the end of this reporting period, but were detractors from Fund performance. Higher yields on Puerto Rico’s tobacco bonds were responsible for this development.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund continued to favor the higher education sector this reporting period, which constituted 11.3% of total assets as of July 31, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income. However, the credit spread widening that occurred during this reporting period caused this sector to be a detractor from Fund performance.

The Fund’s holdings in municipal bonds issued by utilities represented 8.7% of total

8	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

assets at the end of this reporting period. As of July 31, 2013, this set of holdings included water utilities with 3.7% of total assets, electric utilities with 2.7%, and sewer utilities with 2.3%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. Of these, only the water utilities sector contributed positively to the Fund’s performance this reporting period.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 7.3% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Guam, the Northern Marianas, the Commonwealth of Puerto Rico and many municipalities in Pennsylvania. The higher yields on Puerto Rican debt took a toll on the G.O. debt, which was a detractor from fund performance this reporting period.

A number of smaller sectors contributed positively to fund performance this reporting period. They included the sectors that include bonds financing marine and aviation facilities, not-for-profit organizations, airlines, multifamily housing, building products and transportation infrastructure.

The impact of credit spread widening and higher yields, however, was felt in other sectors in which the Fund was invested as of July 31, 2013. For example, the student housing and education sectors detracted from the Fund’s performance this reporting period, as did the securities that the Fund held in the following sectors: highways/commuter facilities, adult living facilities and municipal leases.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income.

Rising rates in the short-term market served to reduce the income these types of securities provided to funds across the industry, compared to earlier reporting periods. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	9

time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

10	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	11

Top Holdings and Allocations Page

TOP TEN CATEGORIES
Hospital/Healthcare	17.6%
Tobacco-Master Settlement Agreement	16.3
Higher Education	11.3
General Obligation	7.3
Student Housing	4.9
Education	4.6
Water Utilities	3.7
Highways/Commuter Facilities	3.4
Adult Living Facilities	3.4
Municipal Leases	3.2

Portfolio holdings are subject to change. Percentages are as of July 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser- Rated	Total
AAA	0.0%	0.1%	0.1%
AA	26.6	0.6	27.2
A	13.6	0.0	13.6
BBB	36.1	4.8	40.9
BB or lower	9.8	8.4	18.2
Total	86.1%	13.9%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 7/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.57%	5.31%
Class B	4.80	N/A
Class C	4.86	N/A
Class Y	5.70	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 7/31/13		As of 7/31/13
Class A	5.43%	Class A	9.89%
Class B	4.86	Class B	8.85
Class C	4.91	Class C	8.94
Class Y	5.84	Class Y	10.64

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPATX)	9/18/89	–3.13%	5.19%	4.90%	5.65%
CLASS B (OPABX)	5/3/93	–4.03	4.30	4.41	4.73
CLASS C (OPACX)	8/29/95	–3.88	4.38	4.10	4.30
CLASS Y (OPAYX)	11/29/10	–3.08	N/A	N/A	5.61

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
	Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A (OPATX)	9/18/89	–7.73%	4.17%	4.39%	5.43%
CLASS B (OPABX)	5/3/93	–8.62	3.98	4.41	4.73
CLASS C (OPACX)	8/29/95	–4.80	4.38	4.10	4.30
CLASS Y (OPAYX)	11/29/10	–3.08	N/A	N/A	5.61

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	13

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

14	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.049 for the 28-day accrual period ended July 23, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 23, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0421, $0.0427 and $0.0501, respectively, for the 28-day accrual period ended July 23, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 60 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and Pennsylvania tax rate of 45.1%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	15

consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	17

Fund Expenses Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$935.10	$4.38
Class B	1,000.00	931.10	8.47
Class C	1,000.00	931.40	8.08
Class Y	1,000.00	935.80	3.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.28	4.57
Class B	1,000.00	1,016.07	8.84
Class C	1,000.00	1,016.46	8.43
Class Y	1,000.00	1,020.98	3.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.76
Class C	1.68
Class Y	0.77

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2013

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—118.2%
Pennsylvania—88.1%
$ 24,750,000	Allegheny County, PA GO1	0.734%[2]	11/01/2026	$22,957,358
4,295,000	Allegheny County, PA GO1	5.000	12/01/2029	4,440,372
3,170,000	Allegheny County, PA GO1	5.000	12/01/2033	3,205,155
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	79,997
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2029	24,057
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125	04/01/2035	2,605,523
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	37,699
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	169,947
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,389,373
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,178,764
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	964,960
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,242,373
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,629,743
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,550,650
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	15,657
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,024,200
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)	5.000	12/01/2028	8,932
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,226,520
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	1,046,020
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,292,730
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,004,820
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,154,036
1,115,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,001,917
445,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	450,344
550,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100	07/01/2014	560,857

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600%	07/01/2023	$23,080,725
210,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	6.875	11/01/2017	210,019
60,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	7.000	11/01/2017	60,011
1,690,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,726,284
65,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	67,672
1,320,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,358,980
1,690,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,745,364
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2035	2,875,050
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[3]	5.500	11/01/2031	14,253,200
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,914,710
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	997,630
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,268,940
955,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	989,151
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,816,778
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,991,432
235,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	243,744
1,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,073,710
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,283,840
30,000	Charleroi, PA Area School Authority[1]	6.000	10/01/2017	30,141
2,330,000	Chester County, PA H&EFA (Chester County Hospital)	6.750	07/01/2021	2,332,796
8,750,000	Chester County, PA H&EFA (Chester County Hospital)	6.750	07/01/2031	8,756,125
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[3]	5.000	02/01/2041	24,021,054
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	931,820
1,250,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2045	1,141,013
1,515,000	Chester County, PA IDA (Westtown School)[1]	5.000	01/01/2032	1,549,406
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	947,400

20	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 1,000,000	Clairton, PA Municipal Authority[1]	5.000%	12/01/2042	$937,190
3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)	6.000	01/01/2040	3,521,484
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	1,007,450
3,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	3,287,460
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	11/01/2032	1,035,130
2,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	11/01/2037	2,023,480
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	1,025,670
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	966,122
6,605,000	Delaware County, PA Authority (Cabrini College)	5.500	07/01/2024	6,607,708
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,386,000
5,900,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2031	5,305,752
6,385,000	Delaware County, PA Authority (Eastern University)[1]	5.000	10/01/2027	6,207,752
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	3,793,871
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	120,511
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,231,932
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	290,203
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,032,790
1,050,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	1,037,432
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,172,287
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,262,538
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[3]	5.000	11/01/2038	18,768,586
4,275,000	Delaware County, PA IDA (Naamans Creek)	7.000	12/01/2036	4,367,639
90,000	Delaware County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.150	09/01/2032	90,018
2,445,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	2,568,570

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000%		07/01/2030	$968,890
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,173,938
3,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2045	2,943,558
4,000,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000		07/01/2027	4,147,960
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	7,419,070
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,020,030
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,621,276
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,037,140
1,055,000	Erie-Western PA Port Authority	5.125		06/15/2016	1,093,497
4,290,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	4,463,616
6,575,000	Harrisburg, PA Authority[1]	5.000		07/15/2021	6,591,569
115,000	Harrisburg, PA Authority[1]	5.000		07/15/2023	109,028
550,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	526,576
125,000	Harrisburg, PA GO	9.600	[4]	09/15/2013	124,048
10,000	Harrisburg, PA GO	9.600	[4]	09/15/2015	8,734
40,000	Harrisburg, PA GO	9.600	[4]	03/15/2016	33,754
210,000	Harrisburg, PA GO	9.601	[4]	03/15/2015	189,361
50,000	Harrisburg, PA GO	9.614	[4]	09/15/2016	40,849
25,000	Harrisburg, PA GO	9.624	[4]	03/15/2014	24,042
70,000	Harrisburg, PA GO	9.727	[4]	09/15/2015	61,139
150,000	Harrisburg, PA GO	10.084	[4]	03/15/2015	135,258
50,000	Harrisburg, PA GO	11.012	[4]	09/15/2013	49,613
2,205,000	Harrisburg, PA Water System[1]	5.000		07/15/2018	2,220,788
5,055,000	Harrisburg, PA Water System[1]	5.000		07/15/2020	5,077,090
335,000	Harrisburg, PA Water System[1]	5.000		07/15/2023	333,305
6,695,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000		12/01/2037	5,908,003
3,000,000	Indiana County, PA IDA (Student Coop Association)[1]	5.000		05/01/2033	3,025,170
360,000	Jeanette, PA GO1	5.000		04/01/2018	360,968
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,225,328
1,825,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	5.000		04/01/2033	1,643,029

22	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 13,040,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625%	11/15/2037	$11,488,631
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	774,400
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000	11/01/2018	3,171,168
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[5]	6.000	11/01/2023	425,920
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	1,393,920
4,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2030	4,635,986
150,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2018	150,287
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,004
5,000,000	Luzerne County, PA IDA	7.750	12/15/2027	5,029,900
105,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	102,608
10,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	9,772
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[3]	5.100	09/01/2034	21,987,450
3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)[1]	5.000	05/01/2032	3,756,493
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.250	10/01/2030	2,299,149
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125	07/01/2030	10,346,409
595,000	Millcreek, PA Richland Joint Authority	5.250	08/01/2022	628,772
855,000	Millcreek, PA Richland Joint Authority	5.375	08/01/2027	868,193
1,000,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,003,380
1,390,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,411,392
15,000	Montgomery County, PA1	5.000	09/15/2021	15,058
285,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	286,089
385,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	384,977
785,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	788,297
21,000,000	Montgomery County, PA IDA[3]	5.375	08/01/2038	22,092,840
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,578,060
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500	12/01/2025	332,817

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 3,840,000	Montgomery County, PA IDA (Wordsworth Academy)	8.000%	09/01/2024	$3,840,845
3,000,000	Mt. Lebanon, PA Hospital Authority (St. Clair Memorial Hospital)[1]	5.000	07/01/2031	3,081,330
3,000,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2027	3,124,740
4,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	4,894,555
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2027	1,473,390
1,275,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2032	1,204,862
1,000,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2036	923,030
16,740,077	Northampton County, PA IDA (Northampton Generating)[6]	5.000	12/31/2023	14,204,625
5,385,000	Northeastern, PA Hospital & Education Authority (Wilkes University)[1]	5.250	03/01/2042	5,345,313
1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	796,324
1,620,000	Northumberland County, PA IDA (NHS Youth Services)	7.500	02/15/2029	1,120,700
3,425,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	2,429,421
16,000,000	PA Commonwealth Financing Authority[3]	5.000	06/01/2032	16,484,160
1,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	1,596,903
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2036	2,025,520
10,110,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	10,950,545
39,737,908	PA EDFA (Bionol Clearfield)[7]	8.500	07/01/2015	3,940,411
885,000	PA EDFA (DGABC/DGABF/DGABEI Obligated Group)[1]	5.625	12/01/2015	887,186
485,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	476,479
35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	32,601
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,125,220
17,500,000	PA EDFA (Forum)[1]	5.000	03/01/2034	17,780,000
14,700,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	13,814,325
5,000,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	4,755,250
3,000,000	PA EDFA (Northwestern Human Services)	5.250	06/01/2028	2,969,310
50,000	PA EDFA (Philadelphia Biosolids Facility)[1]	5.000	01/01/2015	52,195
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,143,190
3,000,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,372,810
60,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	60,131

24	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 30,000,000	PA Geisinger Authority Health System, Series A3	5.250%	06/01/2039	$30,631,800
10,000	PA GO1	5.000	07/01/2014	10,040
2,000,000	PA HEFA[1]	5.000	06/01/2032	1,968,700
3,235,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	3,240,597
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	995,460
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	88,782
215,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	215,391
2,130,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	2,135,794
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,065
1,000,000	PA HEFA (Clarion University Foundation)	5.000	07/01/2028	953,430
1,300,000	PA HEFA (Clarion University Foundation)	5.250	07/01/2018	1,301,105
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,221,283
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	475,706
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	219,188
10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,007
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,480,966
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,113,760
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,238,500
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,469,036
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,637,935
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,040,240
200,000	PA HEFA (Frontier II)	5.125	04/01/2033	182,356
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,238,549
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	718,425
2,000,000	PA HEFA (La Salle University)[1]	5.000	05/01/2037	1,919,320
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,495,409
50,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	50,087
23,495,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	23,535,176
9,785,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	9,801,732
50,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	50,193
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	241,288
2,005,000	PA HEFA (Philadelphia University)[1]	5.500	06/01/2020	2,132,739

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000%	10/01/2035	$1,340,234
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,169,140
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,381,290
105,000	PA HEFA (St. Francis University)[1]	5.750	11/01/2023	106,437
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,779,383
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,297,655
140,000	PA HEFA (StCHC/MCPHUHS Obligated Group)[1]	5.875	11/15/2016	140,242
100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,039
4,615,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	4,866,702
60,000	PA HEFA (University of the Arts)	5.500	03/15/2020	60,053
3,050,000	PA HEFA (University of the Arts)	5.625	03/15/2025	3,050,122
1,685,000	PA HEFA (University of the Arts)	5.750	03/15/2030	1,641,797
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,023,410
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	656,578
100,000	PA HEFA (Widener University)[1]	5.250	07/15/2024	100,312
340,000	PA HEFA (Widener University)[1]	5.375	07/15/2029	341,003
1,130,000	PA HEFA (Widener University)[1]	5.400	07/15/2036	1,133,458
16,210,000	PA HFA (Single Family Mtg.), Series 96A3	4.700	10/01/2037	15,941,976
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	4,929,250
1,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2024	1,614,285
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2025	3,706,080
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2026	3,131,160
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,600,205
4,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,078,640
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,027,120
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2031	2,231,595
7,540,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2032	7,422,602
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2020	1,300,041
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2023	1,413,328

26	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000%		12/01/2026	$3,276,787
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	900,459
2,310,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,286,692
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,435,764
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	26,485,874
4,000,000	PA Turnpike Commission[1]	0.000	[8]	12/01/2034	3,678,040
15,775,000	PA Turnpike Commission[1]	0.000	[8]	12/01/2034	14,417,877
10,000,000	PA Turnpike Commission[1]	0.000	[8]	12/01/2038	8,911,900
50,000	PA Turnpike Commission[1]	5.000		12/01/2024	50,759
1,500,000	PA Turnpike Commission[1]	5.000		12/01/2032	1,510,065
18,000,000	PA Turnpike Commission (Motor License)[3]	5.000		12/01/2040	18,263,700
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,033,400
7,625,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.000		01/01/2028	8,271,295
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	1,986,608
5,000,000	Philadelphia, PA Airport, Series D1	5.250		06/15/2028	5,103,700
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	2,188,850
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.500		11/15/2018	225,653
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[5]	5.600		11/15/2028	154,229
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Cathederal Village.)[1]	5.000		04/01/2039	1,858,020
30,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750		04/01/2023	30,349
185,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875		04/01/2034	187,085
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	453,267
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	510,470
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	999,900
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	514,000
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,032,024

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625%	06/15/2042	$3,880,360
2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150	12/15/2036	2,134,458
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625	12/15/2041	1,034,340
1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)	6.625	12/15/2041	1,529,985
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,663,944
550,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.000	01/01/2015	536,019
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,333,362
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	1,975,040
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,032,773
2,105,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,106,747
710,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	722,269
1,860,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,861,544
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,760,930
1,745,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,746,448
4,000,000	Philadelphia, PA GO1	6.000	08/01/2036	4,317,040
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,898,144
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,223,540
10,000,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	9,074,300
5,000,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2042	4,426,600
7,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)	5.500	07/01/2026	7,163,639
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	253,200
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,082,360
50,000	Philadelphia, PA Parking Authority[1]	5.125	02/15/2018	50,198
10,000	Philadelphia, PA Parking Authority, Series A1	5.000	02/15/2015	10,039
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,052

28	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.500%	07/01/2035	$4,310
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2023	966,430
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2028	1,379,775
130,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	131,881
25,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)[1]	5.000	04/15/2027	25,328
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,584,154
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,103,977
25,000	Philadelphia, PA Redevel. Authority (Philadelphia Corp. for Aging)[1]	5.250	07/01/2031	24,376
3,000,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2025	3,201,330
2,645,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2026	2,785,952
3,385,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,625,978
2,000,000	Pittsburgh, PA GO1	5.000	09/01/2025	2,190,880
2,880,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	2,977,574
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)	5.625	07/01/2024	4,094,023
1,000,000	Reading, PA Area Water Authority[1]	5.000	12/01/2031	1,022,500
3,000,000	Reading, PA Area Water Authority[1]	5.250	12/01/2036	3,066,810
5,830,000	Reading, PA GO1	5.625	11/15/2020	5,965,431
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	906,642
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,940,336
15,000	Schuylkill County, PA IDA (Ascension Health Credit Group)[1]	5.000	11/01/2019	15,051
55,000	Schuylkill County, PA IDA (Ascension Health Credit Group)[1]	5.000	11/01/2028	55,133
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,024
6,500,000	Scranton, PA Parking Authority	5.250	06/01/2039	5,175,105
1,000,000	Scranton, PA Sewer Authority[1]	5.500	12/01/2035	1,037,800
2,265,000	Scranton-Lackawanna, PA Health & Welfare Authority (University of Scranton)[1]	5.000	11/01/2037	2,277,729
170,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2018	170,247

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 445,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000%		12/01/2028	$425,002
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500		07/01/2029	2,040,780
800,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000		07/01/2028	790,448
540,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250		07/01/2026	540,135
25,000	South Fork, PA Municipal Authority (Windber Hospital/Conemaugh Valley Memorial Hospital Obligated Group)[1]	5.000		07/01/2018	25,048
5,000,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.250		11/15/2023	5,426,450
3,100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000		01/01/2027	3,158,156
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500		01/01/2038	4,671,262
7,500,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450		07/01/2035	7,194,225
550,000	Washington, PA Township Municipal Authority	5.875		12/15/2023	589,760
1,285,000	Westmoreland County, PA IDA (Redstone Retirement Community)	5.875		01/01/2032	1,277,778
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2027	5,061,900
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	9,769,400
2,000,000	York, PA GO1	7.250		11/15/2041	2,183,660
					969,379,618
U.S. Possessions—30.1%
750,000	Guam GO	6.750		11/15/2029	791,453
2,000,000	Guam GO	7.000		11/15/2039	2,125,820
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	729,260
185,000	Guam Power Authority, Series A1	5.000		10/01/2023	204,262
235,000	Guam Power Authority, Series A1	5.000		10/01/2024	254,608
420,000	Guam Power Authority, Series A1	5.000		10/01/2030	426,145
420,000	Guam Power Authority, Series A1	5.000		10/01/2034	407,694
1,300,000	Guam Power Authority, Series A1	5.500		10/01/2030	1,336,283
1,100,000	Guam Power Authority, Series A1	5.500		10/01/2040	1,114,201
3,485,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	3,029,023
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	1,167,960
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	709,962
605,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	587,618

30	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 960,000	Northern Mariana Islands Commonwealth, Series A	5.000%		10/01/2022	$841,603
200,000	Northern Mariana Islands Commonwealth, Series A	6.750		10/01/2033	183,922
2,340,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,899,027
1,520,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,068,134
1,120,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	1,010,061
5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,982,150
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	720,033
4,170,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	3,261,315
500,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	432,040
830,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	720,955
4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	4,469,715
69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	69,026,552
52,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	52,281,580
429,890,000	Puerto Rico Children’s Trust Fund (TASC)	6.534	[4]	05/15/2050	29,567,834
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[4]	05/15/2055	4,120,800
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	25,092,770
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	1,929,660
5,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	4,715,050
7,360,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	6,154,432
9,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	7,909,920
3,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,571,780
15,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	14,901
270,000	Puerto Rico Commonwealth GO1	6.000		07/01/2028	260,707
2,000,000	Puerto Rico Electric Power Authority, Series A1	5.000		07/01/2042	1,559,500
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	1,365,632
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	1,410,249
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	4,956,139
1,760,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	1,523,139
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	3,018,436
6,000,000	Puerto Rico Electric Power Authority, Series SS1	5.000		07/01/2025	5,477,460
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	856,610
10,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	7,823
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	282,799
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	588,700
1,750,000	Puerto Rico Infrastructure	6.400	[4]	07/01/2043	171,255
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,345,540

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000%		04/01/2027	$185,918
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,067,588
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	111,263
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	162,852
515,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	432,178
3,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	2,364,690
3,000,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2034	3,064,140
1,265,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2019	1,307,491
1,500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,516,740
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	997,610
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	829,509
5,725,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	4,972,334
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	7,017,449
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,047,760
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	7,895,700
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	22,338,780
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	5,506,215
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[4]	08/01/2038	3,510,403
2,000,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000		10/01/2032	1,961,200
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[4]	05/15/2035	2,194,861
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	254,093
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	451,437
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	616,770
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,234
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,111,449
435,000	V.I. Water & Power Authority, Series A	5.000		07/01/2031	410,866
					331,041,042
Total Investments, at Value (Cost $1,398,317,092)—118.2%					1,300,420,660
Liabilities in Excess of Other Assets—(18.2)					(199,803,149)
Net Assets—100.0%					$1,100,617,511

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

32	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

4. Zero coupon bond reflects effective yield on the date of purchase.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. Interest or dividend is paid-in-kind, when applicable.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
DCMH	Delaware County Memorial Hospital
DGABC	Dr. Gertrude A. Barber Center
DGABEI	Dr. Gertrude A. Barber Educational Institute
DGABF	Dr. Gertrude A. Barber Foundation
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency

IEP	Iglesia Episcopal Puertorriquena
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MCPHUHS	Medical College of Pennsylvania and Hahnemann University Hospital System
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PA/NJ	Pennsylvania/New Jersey
PPAM	Philadelphia Presbytery Apartments of Morrisville
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
StCHC	St. Christophers Hospital for Children
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	33

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value (Cost $1,398,317,092)—see accompanying statement of investments	$1,300,420,660
Cash	3,033,750
Receivables and other assets:
Interest	15,227,442
Shares of beneficial interest sold	1,137,517
Investments sold	5,000
Other	319,082
Total assets	1,320,143,451
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	151,835,000
Payable on borrowings (See Note 6)	61,800,000
Shares of beneficial interest redeemed	4,164,764
Dividends	1,120,081
Trustees’ compensation	173,783
Distribution and service plan fees	139,308
Shareholder communications	135,929
Transfer and shareholder servicing agent fees	47,824
Interest expense on borrowings	6,586
Other	102,665
Total liabilities	219,525,940
Net Assets	$1,100,617,511
Composition of Net Assets
Paid-in capital	$1,319,818,595
Accumulated net investment income	7,418,677
Accumulated net realized loss on investments	(128,723,329)
Net unrealized depreciation on investments	(97,896,432)
Net Assets	$1,100,617,511

34	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $737,141,459 and 70,018,021 shares of beneficial interest outstanding)	$10.53
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.06
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,478,994 and 2,516,549 shares of beneficial interest outstanding)	$10.52
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $304,242,817 and 28,958,986 shares of beneficial interest outstanding)	$10.51
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $32,754,241 and 3,110,167 shares of beneficial interest outstanding)	$10.53

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	35

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest	$75,987,590
Other income	474
Total investment income	75,988,064
Expenses
Management fees	5,654,736
Distribution and service plan fees:
Class A	1,205,858
Class B	319,188
Class C	3,077,836
Transfer and shareholder servicing agent fees:
Class A	337,731
Class B	38,499
Class C	170,550
Class Y	15,198
Shareholder communications:
Class A	142,320
Class B	13,806
Class C	72,998
Class Y	7,118
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,396,715
Borrowing fees	1,031,596
Interest expense on borrowings	39,925
Trustees’ compensation	34,354
Custodian fees and expenses	9,945
Other	286,439
Total expenses	13,854,812
Less waivers and reimbursements of expenses	(113,695)
Net expenses	13,741,117
Net Investment Income	62,246,947
Realized and Unrealized Loss
Net realized loss on investments	(17,608,878)
Net change in unrealized appreciation/depreciation on investments	(84,396,138)
Net Decrease in Net Assets Resulting from Operations	$(39,758,069)

See accompanying Notes to Financial Statements.

36	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$62,246,947	$60,805,544
Net realized loss	(17,608,878)	(3,858,928)
Net change in unrealized appreciation/depreciation	(84,396,138)	95,650,397
Net increase (decrease) in net assets resulting from operations	(39,758,069)	152,597,013
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(43,395,905)	(45,316,007)
Class B	(1,597,803)	(2,320,035)
Class C	(15,688,071)	(15,882,162)
Class Y	(1,879,431)	(1,222,488)
	(62,561,210)	(64,740,692)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	9,308,152	13,147,940
Class B	(12,704,631)	(10,431,715)
Class C	474,207	31,295,073
Class Y	7,192,417	14,888,014
	4,270,145	48,899,312
Net Assets
Total increase (decrease)	(98,049,134)	136,755,633
Beginning of period	1,198,666,645	1,061,911,012
End of period (including accumulated net investment income of $7,418,677 and $9,570,343, respectively)	$1,100,617,511	$1,198,666,645

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	37

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(39,758,069)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(170,380,224)
Proceeds from disposition of investment securities	137,316,467
Short-term investment securities, net	(1,878,668)
Premium amortization	2,029,205
Discount accretion	(12,148,359)
Net realized loss on investments	17,608,878
Net change in unrealized appreciation/depreciation on investments	84,396,138
Change in assets:
Decrease in receivable for securities sold	100,024
Decrease in other assets	65,386
Increase in interest receivable	(701,841)
Change in liabilities:
Increase in other liabilities	93,723
Decrease in payable for securities purchased	(1,992,200)
Net cash provided by operating activities	14,750,460
Cash Flows from Financing Activities
Proceeds from bank borrowings	282,800,000
Payments on bank borrowings	(235,100,000)
Payments on short-term floating rate notes issued	(6,375,000)
Proceeds from shares sold	207,894,475
Payments on shares redeemed	(250,804,163)
Cash distributions paid	(10,699,619)
Net cash used in financing activities	(12,284,307)
Net increase in cash	2,466,153
Cash, beginning balance	567,597
Cash, ending balance	$3,033,750
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $51,793,099.
Cash paid for interest on bank borrowings—$40,541.
Cash paid for interest on short-term floating rate notes issued—$1,396,715.

See accompanying Notes to Financial Statements.

38	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class A	2013	2012	2011[1]	2010[1]	2009

Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.60	$10.96	$9.28	$11.12
Income (loss) from investment operations:
Net investment income[2]	.61	.63	.69	.71	.69
Net realized and unrealized gain (loss)	(.94)	.90	(.39)	1.62	(1.90)
Total from investment operations	(.33)	1.53	.30	2.33	(1.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.66)	(.66)	(.65)	(.63)
Net asset value, end of period	$10.53	$11.47	$10.60	$10.96	$9.28
Total Return, at Net Asset Value[3]	(3.13)%	14.84%	2.98%	25.50%	(10.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$737,142	$795,924	$723,618	$817,706	$675,031
Average net assets (in thousands)	$812,430	$752,625	$760,121	$778,632	$640,109
Ratios to average net assets:[4]
Net investment income	5.32%	5.67%	6.50%	6.71%	7.53%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.69%	0.70%	0.70%	0.69%	0.73%
Interest and fees from borrowings	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.16%	0.20%	0.22%	0.49%
Total expenses	0.89%	0.98%	1.03%	1.18%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.97%	1.03%	1.17%	2.09%
Portfolio turnover rate	10%	15%	16%	17%	30%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	39

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class B	2013	2012	2011[1]	2010[1]	2009
Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.59	$10.95	$9.28	$11.12
Income (loss) from investment operations:
Net investment income[2]	.51	.54	.60	.62	.60
Net realized and unrealized gain (loss)	(.95)	.91	(.38)	1.61	(1.89)
Total from investment operations	(.44)	1.45	.22	2.23	(1.29)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.57)	(.58)	(.56)	(.55)
Net asset value, end of period	$10.52	$11.47	$10.59	$10.95	$9.28
Total Return, at Net Asset Value[3]	(4.03)%	14.02%	2.13%	24.36%	(11.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,479	$41,662	$48,569	$68,602	$69,650
Average net assets (in thousands)	$35,453	$44,543	$57,201	$71,759	$78,974
Ratios to average net assets:[4]
Net investment income	4.47%	4.86%	5.67%	5.87%	6.66%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.54%	1.53%	1.53%	1.53%
Interest and fees from borrowings	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.16%	0.20%	0.22%	0.49%
Total expenses	1.73%	1.82%	1.86%	2.02%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.81%	1.86%	2.01%	2.89%
Portfolio turnover rate	10%	15%	16%	17%	30%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	Year Ended July 31,	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class C	2013	2012	2011[1]	2010[1]	2009

Per Share Operating Data
Net asset value, beginning of period	$11.45	$10.58	$10.94	$9.27	$11.11
Income (loss) from investment operations:
Net investment income[2]	.52	.54	.61	.63	.61
Net realized and unrealized gain (loss)	(.94)	.91	(.39)	1.61	(1.89)
Total from investment operations	(.42)	1.45	.22	2.24	(1.28)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.58)	(.58)	(.57)	(.56)
Net asset value, end of period	$10.51	$11.45	$10.58	$10.94	$9.27
Total Return, at Net Asset Value[3]	(3.88)%	14.01%	2.20%	24.47%	(11.11)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$304,243	$332,380	$277,553	$307,583	$243,599
Average net assets (in thousands)	$342,161	$302,122	$287,679	$287,513	$227,214
Ratios to average net assets:[4]
Net investment income	4.55%	4.89%	5.74%	5.93%	6.74%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.46%	1.46%	1.46%	1.45%	1.50%
Interest and fees from borrowings	0.09%	0.12%	0.13%	0.27%	0.87%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.16%	0.20%	0.22%	0.49%
Total expenses	1.66%	1.74%	1.79%	1.94%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.73%	1.79%	1.93%	2.86%
Portfolio turnover rate	10%	15%	16%	17%	30%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	41

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 31,	Period Ended July 29,
Class Y	2013	2012	2011[1]
Per Share Operating Data
Net asset value, beginning of period	$11.48	$10.60	$10.68
Income (loss) from investment operations:
Net investment income[2]	.62	.64	.44
Net realized and unrealized gain (loss)	(.94)	.92	(.07)
Total from investment operations	(.32)	1.56	.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.68)	(.45)
Net asset value, end of period	$10.53	$11.48	$10.60
Total Return, at Net Asset Value[3]	(3.08)%	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,754	$28,701	$12,171
Average net assets (in thousands)	$34,321	$20,110	$ 4,849
Ratios to average net assets:[4]
Net investment income	5.46%	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.09%	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.16%	0.20%
Total expenses	0.75%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.83%	0.90%
Portfolio turnover rate	10%	15%	16%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2013

1. Significant Accounting Policies

Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange

44	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $79,125,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2013, municipal bond holdings with a value of $231,269,420 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $151,835,000 in short-term floating rate securities issued and outstanding at that date.

46	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

At July 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$3,250,000	Berks County, PA Municipal Authority ROLs	17.009%	11/1/31	$4,503,200
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	11.574	2/1/41	8,086,054
6,240,000	Delaware County, PA IDA ROLs[3]	11.577	11/1/38	6,303,586
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.826	9/1/34	6,987,450
7,000,000	Montgomery County, PA IDA RITES	12.851	8/1/38	8,092,840
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.914	6/1/32	8,484,160
7,500,000	PA Geisinger Authority Health System DRIVERS	15.967	6/1/39	8,131,800
6,130,000	PA HFA (Single Family Mtg.) ROLs[3]	11.003	10/1/37	5,811,976
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	18.804	6/1/29	8,025,874
9,000,000	PA Turnpike Commission ROLs[3]	7.760	12/1/40	9,263,700
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.870	8/1/57	5,743,780

				$79,434,420

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $151,835,000 or 11.50% of its total assets as of July 31, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$39,737,908
Market Value	$3,940,411
Market Value as a % of Net Assets	0.36%

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$6,611,796	$—	$126,061,107	$100,558,657

1. As of July 31, 2013, the Fund had $126,061,107 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	32,968,226

Total	$126,061,107

2. During the fiscal year ended July 31, 2013, the Fund utilized $597,139 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

48	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,837,403	$1,837,403

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Exempt-interest dividends	$62,161,651	$63,934,791
Ordinary income	399,559	418,599

Total	$62,561,210	$64,353,390

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,248,939,194 [1]

Gross unrealized appreciation	$48,773,309
Gross unrealized depreciation	(149,331,966)

Net unrealized depreciation	$(100,558,657)

1. The Federal tax cost of securities does not include cost of $152,040,123, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,838
Payments Made to Retired Trustees	10,860
Accumulated Liability as of July 31, 2013	81,801

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

50	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

52	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$969,379,618	$—	$969,379,618
U.S. Possessions	—	331,041,042	—	331,041,042

Total Assets	$—	$1,300,420,660	$—	$1,300,420,660

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	11,175,621	$127,897,980	9,459,222	$105,245,449
Dividends and/or distributions reinvested	3,162,881	35,951,731	3,121,793	34,687,453
Redeemed	(13,684,213)	(154,541,559)	(11,486,531)	(126,784,962)

Net increase	654,289	$9,308,152	1,094,484	$13,147,940

Class B
Sold	35,625	$405,277	494,957	$5,475,955
Dividends and/or distributions reinvested	122,321	1,392,694	169,735	1,881,338
Redeemed	(1,274,117)	(14,502,602)	(1,616,427)	(17,789,008)

Net decrease	(1,116,171)	$(12,704,631)	(951,735)	$(10,431,715)

Class C
Sold	5,081,635	$58,277,311	5,093,656	$56,692,049
Dividends and/or distributions reinvested	1,141,726	12,951,754	1,091,972	12,119,353
Redeemed	(6,288,249)	(70,754,858)	(3,395,650)	(37,516,329)

Net increase (decrease)	(64,888)	$474,207	2,789,978	$31,295,073

Class Y
Sold	1,735,537	$19,889,379	1,724,445	$19,024,517
Dividends and/or distributions reinvested	131,789	1,496,920	75,217	839,739
Redeemed	(1,257,705)	(14,193,882)	(447,069)	(4,976,242)

Net increase	609,621	$7,192,417	1,352,593	$14,888,014

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$170,380,224	$137,316,467

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

54	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$2,827,844
Class C	6,190,002

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$353,457	$5,754	$43,669	$24,157

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2013, the Manager reimbursed the Fund $113,695 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and

56	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1721% as of July 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2013 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1721%. Details of the borrowings for the year ended July 31, 2013 are as follows:

Average Daily Loan Balance	$21,133,425
Average Daily Interest Rate	0.198%
Fees Paid	$729,697
Interest Paid	$40,541

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements Continued

with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2013.

Details of reverse repurchase purchase agreement transactions for the year ended July 31, 2013 are as follows:

Fees Paid	$202,283

58	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties—including the Fund—in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.
On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

60	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	61

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction. 99.36% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS    Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Pennsylvania Municipal Fund (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”), was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	969,967,626	24,822,341
David K. Downes	969,766,660	25,023,307
Matthew P. Fink	969,889,775	24,900,192
Edmund Giambastiani, Jr.	970,494,725	24,295,242
Phillip A. Griffiths	968,863,662	25,926,305
Mary F. Miller	970,170,040	24,619,927
Joel W. Motley	970,880,201	23,909,766
Joanne Pace	971,071,614	23,718,353
Mary Ann Tynan	970,743,262	24,046,705
Joseph M. Wikler	969,878,198	24,911,770
Peter I. Wold	970,436,703	24,353,264
William F. Glavin, Jr.	970,596,507	24,193,460

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
47,489,847	2,127,610	5,385,115

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
47,759,863	1,881,599	5,361,113

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
47,469,021	2,193,741	5,339,812

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
47,539,180	2,046,483	5,416,907

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
47,526,314	2,038,240	5,438,018

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
47,554,274	1,991,270	5,457,027

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	63

SPECIAL SHAREHOLDER MEETINGS    Unaudited / Continued

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
47,045,349	2,569,713	5,387,508

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
45,925,395	3,523,601	5,553,578

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
47,181,187	2,519,122	5,302,263

64	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	65

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

66	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	67

TRUSTEES AND OFFICERS    Unaudited / Continued

Phillip A. Griffiths, Continued	(1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board

68	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Joanne Pace, Continued	Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	69

TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

70	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003- 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	71

TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

72	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	73

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
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If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

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Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

74	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

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You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND	75

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0740.001.0713 September 23, 2013

7	31	2013

ANNUAL REPORT

Oppenheimer Rochester National Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	–2.19%	–6.83%	–2.19%
5-Year	2.90	1.91	5.07
10-Year	2.84	2.34	4.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fund Performance Discussion

One month after the U.S. bond market’s strong reaction to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative,

Oppenheimer Rochester National Municipals produced a July dividend yield of 7.13% at net asset value (NAV). In the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s total return (without sales charge) was identical to the Barclays Municipal Bond Index during the 12 months ended July 31, 2013.

MARKET OVERVIEW

An announcement by Fed Chairman Ben S. Bernanke triggered the June sell-off across the equity and bond markets. Municipal bond prices fell and fund outflows mounted, causing yields to rise and effectively turning investors’ fears about future interest rates into a current reality.

The sell-off followed the lead of investors and some analysts who believed that they heard the Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%. This expectation matched the Fed’s view at the outset of this reporting period, when the Fed believed that the rate would likely remain very low until mid-2015.

Chairman Bernanke used a June news conference to emphasize the Fed’s intention to be responsive to economic developments saying, “If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.” The Fed Funds rate, he affirmed, would remain near zero and continue to be tied to the national unemployment and inflation rates.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	7.13%
Dividend Yield with sales charge	6.80
Standardized Yield	6.79
Taxable Equivalent Yield	12.00
Last distribution (7/23/13)	$0.041
Total distributions (8/01/12 to 7/31/13)	$0.492

Endnotes for this discussion begin on page 13 of this report

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	3

Toward the end of this reporting period, Fed officials sought to correct the market’s interpretation by adjusting its assessment of the U.S. economy to “modest,” from “moderate,” more strongly signaling that it has no immediate plans to end its monthly purchases in the bond market.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of July 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.28%, up 132 basis points from July 31, 2012. On July 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.88%, up 118 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 14 basis points from the July 2012 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s High Yield Municipal Debt Funds category was 4.80% at the end of this reporting period. At 7.13%, the distribution yield for the Fund’s Class A shares was 233 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester National Municipals held nearly 1,250 securities as of July 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 7.13% at net asset value as of July 31, 2013, was 233 basis points higher than the average in Lipper’s High Yield Municipal Debt Funds category, which was 4.80%. Additionally, for a taxable investment to provide a greater benefit than an investment in this Fund, it

4	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

would have to yield more than 12.00%, based on the Fund’s standardized yield as of July 31, 2013, and the current federal income tax rate.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

Despite this pressure, the Fund maintained a steady dividend of 4.1 cents per Class A share throughout this reporting period. In all, distributions totaled 49.2 cents per Class A share.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 8.6% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include General Obligation debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Many of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 2.6% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Overall, we continue to hold a favorable view of the changes to fiscal management instituted by Gov. Luis Fortuño. His budget for fiscal 2013, which ended June 30, 2013, produced a smaller deficit than any in recent years, and his disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth. However, the governor

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	5

The Rochester portfolio management team

was not as popular with the voters, who elected Alejandro Garcia Padilla in his place on November 6, 2012.

Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

We continue to identify what we believe to be attractive values in Puerto Rico.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.0% of the Fund’s total assets at the end of this reporting period.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as

6	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The Rochester credit research team

benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. Higher yields on Puerto Rican debt and “credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the tobacco sector (and many other sectors) to detract from the Fund’s performance this reporting period. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. As of July 31, 2013, the Special Assessment sector represented 9.7% of total assets and contributed positively Fund performance, while the Special Tax sector represented 1.9% and was a detractor from Fund performance. In the Special Tax sector, a holding related to a project in Colorado experienced a marked price decline this reporting period, and a smaller holding, related to a project in Illinois, has been added to our non-accrual list of securities that have missed or are likely to miss a

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	7

scheduled payment. We are carefully monitoring the situation.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

The Fund’s airline holdings represented 8.7% of total assets as of July 31, 2013 and contributed positively to Fund performance. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

As of July 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising 7.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Credit spread widening took its toll on the hospital/healthcare sector, which was a detractor from Fund performance this reporting period.

The Fund remained invested in the adult living facilities sector, which represented 5.9% of the Fund’s total assets as of July 31, 2013. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values. However, amid credit spread widening this reporting period, this sector was a slight detractor to Fund performance.

Tax increment financing (TIF) bonds constituted 5.2% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. Despite a long stretch of quarterly improvements in state and local tax collections, the TIF sector was a detractor to Fund performance this reporting period.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 4.8% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Northern Marianas, the Commonwealth of Puerto Rico and many municipalities throughout the United States. This sector also detracted from Fund performance this reporting period amid declining prices for Puerto Rico G.O. debt.

A number of smaller sectors contributed positively to Fund performance this reporting period. They included the sectors with securities that finance multifamily housing, energy equipment and services, building products, student housing and casinos. The Fund’s holdings in the electric and gas utilities sectors also contributed positively to

8	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fund performance, but the opposite was true of the Fund’s holdings in the water and sewer utilities sectors.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of July 31, 2013. For example, the municipal leases and government appropriation sectors detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: higher education, diversified financial services, and highways and commuter facilities.

Late in this reporting period, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade. This Fund holds Detroit G.O. bonds, which are insured. The insurance companies have said that all bondholders will receive payments on time and in full. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream. The emergency manager’s proposal calls for the water and sewer bonds to be paid on time and in full.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income.

Rising rates in the short-term market served to reduce the income these types of securities provided to funds across the industry, compared to earlier reporting periods. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	9

time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	21.0%
Special Assessment	9.7
Airlines	8.7
Hospital/Healthcare	7.6
Adult Living Facilities	5.9
Tax Increment Financing (TIF)	5.2
General Obligation	4.8
Highways/Commuter Facilities	2.7
Sales Tax Revenue	2.6
Education	2.5

Portfolio holdings are subject to change. Percentages are as of July 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser- Rated	Total
AAA	4.7%	0.0%	4.7%
AA	19.3	0.6	19.9
A	7.1	0.0	7.1
BBB	10.2	8.0	18.2
BB or lower	21.0	29.1	50.1
Total	62.3%	37.7%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	11

Performance

DISTRIBUTION YIELDS
As of 7/31/13
	Without Sales Chg.	With Sales Chg.
Class A	7.13%	6.80%
Class B	6.35	N/A
Class C	6.43	N/A
Class Y	7.27	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 7/31/13		As of 7/31/13
Class A	6.79%	Class A	12.00%
Class B	6.30	Class B	11.13
Class C	6.34	Class C	11.20
Class Y	7.28	Class Y	12.86

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(ORNAX)	10/1/93	–2.19%	2.90%	2.84%	3.97%
CLASS B	(ORNBX)	10/1/93	–3.12	2.02	2.36	3.74
CLASS C	(ORNCX)	8/29/95	–2.94	2.12	2.04	3.22
CLASS Y	(ORNYX)	11/29/10	–2.19	N/A	N/A	7.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(ORNAX)	10/1/93	–6.83%	1.91%	2.34%	3.72%
CLASS B	(ORNBX)	10/1/93	–7.70	1.74	2.36	3.74
CLASS C	(ORNCX)	8/29/95	–3.86	2.12	2.04	3.22
CLASS Y	(ORNYX)	11/29/10	–2.19	N/A	N/A	7.49

12	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	13

Distribution yields for Class A shares are based on dividends of $0.041 for the 28-day accrual period ended July 23, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 23, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0366, $0.0369 and $0.0418, respectively, for the 28-day accrual period ended July 23, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High-Yield Municipal Debt Funds category is based on 131 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to

14	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	15

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$922.00	$5.21
Class B	1,000.00	917.10	9.12
Class C	1,000.00	918.20	8.89
Class Y	1,000.00	921.30	4.54

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.39	5.47
Class B	1,000.00	1,015.32	9.59
Class C	1,000.00	1,015.57	9.34
Class Y	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.09%
Class B	1.91
Class C	1.86
Class Y	0.95

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	17

STATEMENT OF INVESTMENTS    July 31, 2013

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—119.0%
Alabama—0.2%
$7,505,000	AL Space Science Exhibit Finance Authority	6.000%		10/01/2025	$6,626,840
1,810,000	Andalusia-Opp, AL Airport Authority[1]	5.000		08/01/2026	1,642,123
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[2]	8.250		01/01/2031	1,231,560
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.000		05/01/2025	10,000
					9,510,523
Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.150		08/01/2031	771,728
40,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	6.000		01/01/2014	40,152
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	799,425
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	242,250
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[3]	06/01/2046	904,859
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[3]	06/01/2046	602,020
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,062,287
					14,422,721
Arizona—2.4%
7,680,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.250		03/01/2039	7,758,566
4,519,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,452,706
7,948,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	6,933,676
4,275,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4]	8.500		01/01/2028	1,889,336
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	309,218
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	811,531
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	872,613
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022	1,045,927
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027	338,906

18	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200%	07/15/2032	$500,155
759,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000	07/01/2017	774,309
1,247,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,208,667
4,086,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	3,595,557
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	968,610
13,680,000	La Paz County, AZ IDA (Imperial Regional Detention Facility)	7.800	10/01/2039	13,277,671
3,000,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,000,510
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	841,313
255,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	11/01/2018	246,784
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)	6.750	05/01/2031	1,934,906
3,545,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	2,763,257
424,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	384,229
349,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	316,264
848,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	696,106
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	961,875
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	386,400
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	294,623
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	3,274,869
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	7,456,350
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,488,828
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,061,909
1,445,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,399,627
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,217,650
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,455,763
12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375	07/01/2039	12,689,168
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,186,540
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,372,740

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500%	04/01/2041	$5,722,494
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	253,223
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	526,262
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,414,512
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,616,314
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.600	12/01/2022	2,228,002
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	11,123,421
9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	9,056,070
1,115,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	1,038,210
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	768,736
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	1,294,005
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	208,142
125,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	124,470
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	881,650
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	700,824
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,561,331
600,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2046	601,200
370,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000	01/01/2039	374,640
4,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	3,367,120
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700	07/15/2029	665,253
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2027	1,848,798
610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2033	604,382
				139,146,218
Arkansas—0.1%
7,135,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	3,847,049
California—17.4%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,609,750
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625	01/01/2040	774,810
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2028	391,472
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2030	1,122,189

20	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250%		09/01/2040	$4,146,557
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750		05/01/2034	95,336
230,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	230,009
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,660,490
127,310,000	CA County Tobacco Securitization Agency	6.489	[3]	06/01/2046	3,983,530
107,400,000	CA County Tobacco Securitization Agency	6.619	[3]	06/01/2050	2,335,950
33,920,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	951,795
215,100,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	2,178,963
246,760,000	CA County Tobacco Securitization Agency	7.477	[3]	06/01/2055	1,744,593
9,160,000	CA County Tobacco Securitization Agency	8.150	[3]	06/01/2033	2,060,634
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	199,420
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	12,947,740
10,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	8,956,500
1,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,505,520
15,015,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	12,694,582
36,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	29,109,240
58,530,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	46,852,680
2,630,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,638,784
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,284,417
4,625,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,624,445
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,999,900
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[3]	06/01/2046	2,685,270
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[3]	06/01/2050	25,754,302
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,956,105
6,235,000	CA GO5	5.050		12/01/2036	6,042,972
25,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2033	20,371,000

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$13,080,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125%		06/01/2047	$9,340,297
10,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	7,755,300
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	104,417,823
41,815,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	32,653,334
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	5,147,600
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	33,528,924
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	10,893,258
24,000,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[5]	5.250		11/15/2046	23,944,080
1,700,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)[1]	5.000		05/15/2047	1,568,284
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,893,280
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[5]	5.000		05/15/2040	10,330,400
3,300,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	6.000		10/01/2046	3,239,115
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	883,380
600,000	CA Municipal Finance Authority Charter School (Partnerships to Uplift Community)[1]	5.300		08/01/2047	537,000
1,000,000	CA Public Works[1]	6.000		03/01/2035	1,120,180
535,000	CA Public Works[1]	6.625		11/01/2034	536,498
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[3]	06/01/2056	1,514,458
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[3]	06/01/2056	295,278
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[3]	06/01/2041	2,969,838
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[3]	06/01/2036	12,526,821
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[3]	06/01/2047	893,491
1,145,000	CA Statewide CDA (Albert Einstein Academy)[1]	6.000		11/01/2032	1,021,455
1,730,000	CA Statewide CDA (Albert Einstein Academy)[1]	6.250		11/01/2042	1,522,746
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,048

22	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$2,019,578	CA Statewide CDA (Microgy Holdings)[2]	9.000%		12/01/2038	$17,550
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	1,500,030
2,250,000	CA Statewide CDA (Terraces at San Joaquin Gardens)[1]	6.000		10/01/2042	2,252,925
1,000,000	CA Statewide CDA (Terraces at San Joaquin Gardens)[1]	6.000		10/01/2047	990,660
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	205,860
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[3]	06/01/2055	4,781,133
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,838,200
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,499,460
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	99,988
915,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	914,890
50,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	47,432
200,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875		09/01/2031	177,448
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,640,900
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	11,180,464
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	157,813
930,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2023	927,777
11,255,000	Compton, CA Public Finance Authority[1]	5.000		09/01/2022	9,398,488
5,855,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	4,533,527
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,487,434
33,000,000	Desert, CA Community College District[5]	5.000		08/01/2037	33,593,010
25,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	6.300		09/01/2022	25,126
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	844,838
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	100,651
8,750,000	Hercules, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2035	5,274,063
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[1]	5.000		12/01/2036	164,722

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	% [3]	06/01/2047	$3,479,200
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[3]	06/01/2057	4,098,569
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	9,470,000
1,490,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4[1]	5.700		09/01/2034	1,511,367
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	412,108
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	360,581
310,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	319,359
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	359,720
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	512,120
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[1]	5.250		09/01/2029	949,940
1,320,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,329,768
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2042	1,707,193
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,627,714
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	34,348,915
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,164,900
90,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700		06/20/2028	90,025
3,500,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	3,476,305
6,020,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.125		12/01/2024	6,045,404
54,085,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	54,309,994
19,050,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	19,129,248
11,155,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	11,092,867
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	28,173,596
7,330,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	7,472,855
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	180,860
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[5]	5.000		12/01/2024	12,267,098
1,500,000	Northern CA Tobacco Securitization Authority (TASC)	4.750		06/01/2023	1,371,510
20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	15,978,400

24	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	% [3]	06/01/2045	$2,957,363
2,825,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[1]	6.750		09/01/2040	3,042,271
5,915,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,643,867
14,440,000	Paramount, CA Unified School District[1]	0.000	[6]	08/01/2045	8,076,148
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	15,786,723
1,000,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	973,310
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	10,108
23,858,000	River Rock, CA Entertainment Authority	8.000		11/01/2018	22,334,428
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,948,275
3,000,000	Riverside County, CA Transportation Commission[1]	5.750		06/01/2048	2,958,810
400,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	366,728
1,750,000	Sacramento County, CA COP[1]	5.750		02/01/2030	1,816,185
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	325,829
825,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.750		09/01/2040	817,130
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,339,920
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	835,718
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,070,580
5,000,000	San Joaquin Hills, CA Transportation Corridor	6.250	[3]	01/15/2031	1,699,100
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,314,760
73,990,000	Silicon Valley CA Tobacco Securitization Authority	8.902	[3]	06/01/2047	4,895,178
28,690,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	21,864,075
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[3]	06/01/2046	4,654,566
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	938,904
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	3,008,972
1,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	786,030
1,655,000	Stockton, CA Public Financing Authority, Series A	5.250		09/01/2031	1,213,612
10,360,000	Stockton, CA Unified School District	5.784	[3]	08/01/2048	1,254,285
12,115,000	Stockton, CA Unified School District	5.920	[3]	08/01/2038	2,723,331

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$14,735,000	Stockton, CA Unified School District	5.950	% [3]	08/01/2041	$2,754,561
17,145,000	Stockton, CA Unified School District	5.950	[3]	08/01/2043	2,840,584
6,245,000	Stockton, CA Unified School District	6.000	[3]	08/01/2037	1,500,549
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,346,067
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,433,978
2,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2040	1,731,000
4,000,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250		09/01/2042	3,734,880
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	3,804,173
11,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	7,028,560
2,030,000	Thousand Oaks, CA Community Facilities District	5.000		09/01/2022	2,021,129
4,625,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,669,631
200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100		09/01/2034	201,072
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	3,957,730
60,000	West Patterson, CA Financing Authority Special Tax[1]	6.700		09/01/2032	59,045
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A1	6.500		09/01/2026	34,754
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000		09/01/2040	6,982,570
4,755,000	Western Placer, CA Unified School District[1]	5.750		08/01/2049	4,898,696
15,000,000	Westminster, CA Redevel. Agency[1]	5.750		11/01/2045	15,826,650
7,500,000	Westminster, CA Redevel. Agency[1]	6.250		11/01/2039	8,239,650
75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000		09/01/2028	71,632
					999,138,965
Colorado—4.5%
1,750,000	Arkansas River, CO Power Authority[1]	6.125		10/01/2040	1,794,135
960,000	CO Andonea Metropolitan District No. 2[4]	6.125		12/01/2025	604,790
2,380,000	CO Andonea Metropolitan District No. 3[4]	6.250		12/01/2035	1,475,862
5,000,000	CO Arista Metropolitan District	6.750		12/01/2035	4,330,350
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	7,280,980
3,000,000	CO Beacon Point Metropolitan District[1]	6.125		12/01/2025	2,920,080
3,500,000	CO Beacon Point Metropolitan District[1]	6.250		12/01/2035	3,310,755

26	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$5,420,000	CO Central Marksheffel Metropolitan District	7.250%		12/01/2029	$5,258,159
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	767,030
1,000,000	CO Copperleaf Metropolitan District No. 2	5.850		12/01/2026	807,960
1,850,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	1,374,310
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	390,402
1,500,000	CO Crystal Crossing Metropolitan District[4]	6.000		12/01/2036	828,015
1,185,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625		12/01/2036	870,762
1,262,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	867,360
4,475,000	CO Elbert and Highway 86 Metropolitan District[4]	7.500		12/01/2032	1,987,795
2,345,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	1,946,749
640,000	CO Fallbrook Metropolitan District[1]	5.625		12/01/2026	587,827
1,800,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,809,684
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (VOA)	5.300		07/01/2037	847,062
2,908,000	CO Heritage Todd Creek Metropolitan District[1]	5.500		12/01/2037	2,097,453
5,080,000	CO High Plains Metropolitan District[4]	6.250		12/01/2025	3,351,022
10,875,000	CO High Plains Metropolitan District[4]	6.250		12/01/2035	6,532,178
485,000	CO Horse Creek Metropolitan District[1]	5.750		12/01/2036	364,264
500,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036	500,095
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250		12/01/2037	1,614,609
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035	1,947,675
1,105,000	CO Liberty Ranch Metropolitan District[4]	6.250		12/01/2036	875,679
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,276,463
2,800,000	CO Mountain Shadows Metropolitan District[4]	5.625		12/01/2037	2,051,476
1,610,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[1]	6.000	[7]	11/01/2033	1,584,079
3,000,000	CO Murphy Creek Metropolitan District No. 3[4]	6.000		12/01/2026	1,476,540
10,060,000	CO Murphy Creek Metropolitan District No. 3[4]	6.125		12/01/2035	4,900,025
2,275,000	CO Neu Towne Metropolitan District[4]	7.250		12/01/2034	604,877
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,280,686
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	904,390
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	4,167,225
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	6,975,633
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[3]	12/15/2017	5,279,156
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,222,217
320,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	285,805

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$750,000	CO Prairie Center Metropolitan District No. 3[1]	5.250%		12/15/2021	$714,998
1,250,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	1,107,350
960,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	850,445
2,253,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,716,831
16,250,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2034	17,371,413
6,530,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2041	7,008,388
1,750,000	CO Serenity Ridge Metropolitan District No. 2[4]	7.500		12/01/2034	845,215
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	323,470
5,093,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	4,619,402
1,720,000	CO Sorrell Ranch Metropolitan District[2]	6.750		12/15/2036	958,866
1,299,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,033,562
8,000,000	CO Talon Pointe Metropolitan District[4]	8.000		12/01/2039	7,768,320
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	320,361
695,000	CO Traditions Metropolitan District No. 2[1]	5.750		12/01/2036	601,446
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[6]	12/15/2037	4,061,891
500,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025	434,820
2,500,000	CO Wheatlands Metropolitan District[1]	6.125		12/01/2035	1,989,275
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,892,200
500,000	CO Wyndham Hill Metropolitan District[1]	6.250		12/01/2025	452,000
892,000	CO Wyndham Hill Metropolitan District[1]	6.375		12/01/2035	772,722
17,995,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	11,614,333
52,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	48,892,063
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	34,754,368
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000		12/01/2030	906,471
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375		12/01/2035	1,599,904
675,000	Eagle County, CO Airport Terminal Corp.[1]	5.250		05/01/2020	687,386
500,000	Harvest Junction, CO Metropolitan District[1]	5.000		12/01/2030	452,030
200,000	Harvest Junction, CO Metropolitan District[1]	5.200		12/01/2032	179,710
500,000	Harvest Junction, CO Metropolitan District[1]	5.375		12/01/2037	442,205
750,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	771,735
295,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000		12/01/2033	262,810
685,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125		11/01/2038	602,656

28	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	% [6]	12/01/2041	$7,746,435
5,577,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	4,696,644
					259,803,339
Connecticut—0.1%
470,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	180,856
9,946,083	Mashantucket Western Pequot Tribe CT	4.000		07/01/2031	6,788,003
					6,968,859
Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,004,991
6,806,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	4,809,664
					5,814,655
District of Columbia—2.8%
10,000,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	10,987,400
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	27,910,290
1,400,000	District of Columbia (Kipp Charter School)[8]	6.000		07/01/2048	1,421,896
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,101,900
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,259,392
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,054,920
50,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	50,491
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,088,500
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[3]	06/15/2055	9,863,626
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[3]	06/15/2055	6,699,250
16,615,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	0.000	[6]	10/01/2041	15,035,080
38,630,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[6]	10/01/2044	29,942,113
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B5	5.000		10/01/2034	12,109,321
					157,524,179
Florida—12.0%
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	152,073

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000%	10/01/2032	$853,500
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000	10/01/2042	1,122,240
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000	10/01/2046	1,116,180
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875	11/15/2042	6,558,800
5,280,000	Amelia Concourse, FL Community Devel. District[2]	5.750	05/01/2038	2,019,125
165,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250	05/01/2016	158,153
13,820,000	Arlington Ridge, FL Community Devel. District[4]	5.500	05/01/2036	5,404,864
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300	05/01/2014	208,049
755,000	Avignon Villages, FL Community Devel. District[2]	5.400	05/01/2037	150,313
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500	02/01/2030	13,722,700
225,000	Bayshore, FL Hsg. Corp.[2]	8.000	12/01/2016	58,111
9,845,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	4,976,254
4,065,000	Baywinds, FL Community Devel. District	7.020	05/01/2022	2,863,264
10,640,000	Bella Verde, FL Golf Community Devel. District[2]	7.250	05/15/2009	106
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000	10/01/2042	6,544,821
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	9,674,200
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	9,435,195
3,715,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	3,006,810
345,000	Broward County, FL HFA (Single Family)[1]	5.000	10/01/2039	345,963
15,000	Broward County, FL HFA (Stirling Apartments)	5.600	10/01/2018	15,008
125,000	Broward County, FL HFA (Stirling Apartments)[1]	5.750	04/01/2038	120,370
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,573,904
740,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	530,876
25,480,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,804,539
8,695,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	5,165,700
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	9,976,341
16,095,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	11,388,178
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,341,096
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,115,861

30	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$1,255,000	Crosscreek, FL Community Devel. District[2]	5.600%	05/01/2039	$534,015
8,900,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	6,422,952
45,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	44,412
80,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	80,196
1,300,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,271,959
35,000	Dade County, FL Res Rec	5.500	10/01/2013	35,142
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	3,830,909
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,758,455
900,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	784,746
3,065,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,623,088
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	1,757,463
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,139,360
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	5,029
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	5,480
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	3,020,480
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	5,620,125
1,750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	1,756,598
2,225,000	FL Gateway Services Community Devel. District (Sun City Center)[1]	6.500	05/01/2033	2,143,387
1,330,000	FL Gateway Services District (Water & Sewer)[1]	6.000	10/01/2019	1,333,272
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	20,143
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,020
75,000	FL HFC (Brittany of Rosemont)[1]	6.250	07/01/2035	74,995
45,000	FL HFC (Grande Pointe Apartments)[1]	6.000	07/01/2038	45,622
10,000	FL HFC (River Trace Senior Apartments)[1]	5.800	01/01/2041	10,006
4,820,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,330,716
25,000	FL HFC (Westwood Apartments)[1]	5.400	02/01/2039	25,007
3,400,000	FL Lake Ashton II Community Devel. District[4]	5.375	05/01/2036	2,514,130
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	720,720
1,415,000	FL Parker Road Community Devel. District[4]	5.600	05/01/2038	681,747
1,470,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	1,173,898
2,818,132	Forest Creek, FL Community Devel. District[4,9]	5.450	05/01/2036	1,759,360

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$1,400,000	Forest Creek, FL Community Devel. District[1]	5.450%	05/01/2036	$1,306,606
25,000	Forest Creek, FL Community Devel. District[4,9]	7.000	11/01/2013	24,889
7,905,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	7,574,808
3,215,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	3,039,461
1,945,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,969,954
10,550,000	Heritage Bay, FL Community Devel. District[1]	5.500	05/01/2036	10,240,041
16,815,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	14,513,363
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100	11/01/2013	754,928
3,480,000	Heritage Plantation, FL Community Devel. District[4]	5.400	05/01/2037	1,377,488
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	362,142
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,144,625
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,477,500
4,835,000	Highlands, FL Community Devel. District[2]	5.550	05/01/2036	2,844,962
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	2,000,040
6,900,000	Hillsborough County, FL IDA (Senior Care Group)	6.700	07/01/2021	5,519,310
6,035,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	4,827,397
10,930,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	5,316,571
3,370,000	Jacksonville, FL Health Facilities Authority (Mental Health Center of Jacksonville)[1]	7.000	10/01/2029	3,307,318
1,070,000	Keys Cove, FL Community Devel. District[1]	5.875	05/01/2035	1,121,285
17,000,000	Lakeland, FL Energy System[5]	5.250	10/01/2036	17,817,530
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250	05/01/2014	810,020
1,425,000	Lakeside Landings, FL Devel. District[2]	5.500	05/01/2038	625,860
8,530,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	6,339,155
16,105,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	12,560,934
1,100,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	1,027,983
4,030,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,850,943
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	91,934
1,275,000	Liberty County, FL Revenue (Twin Oaks)[2]	8.250	07/01/2028	979,927
1,255,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	1,158,403
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600	05/01/2014	1,721,150

32	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900%	05/01/2039	$1,846,198
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,532,961
2,800,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,468,592
210,000	Miami-Dade County, FL Aviation[1]	5.125	10/01/2035	207,927
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[5]	5.000	10/01/2040	14,438,400
2,700,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.375	10/01/2035	2,769,147
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	10,413,300
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	10,535,100
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	51,839,500
1,945,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	1,885,639
17,855,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	17,143,835
12,570,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2014	5,161,368
5,525,000	Montecito, FL Community Devel. District[4]	5.500	05/01/2037	2,272,212
620,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	392,733
15,060,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	13,649,631
10,670,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	9,910,083
5,305,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	2,630,696
6,320,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	3,137,943
2,240,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[1]	5.375	05/01/2014	2,243,136
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	704,663
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,003
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	749,813
13,000,000	Palm Beach County, FL Health Facilities Authority (Bethesda Healthcare System)[1]	5.250	07/01/2040	13,063,050
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	55,069
13,095,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	8,220,386
2,600,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,430,428
6,280,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	6,184,418
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2014	726,699
1,565,000	Palm River, FL Community Devel. District[2]	5.375	05/01/2036	615,702
1,495,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,211,204

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$5,995,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400%	05/01/2037	$3,805,086
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,316,353
4,605,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	3,843,333
25,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200	03/01/2037	25,030
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,639,734
1,400,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350	07/01/2027	1,207,766
10,100,000	Portico, FL Community Devel. District	5.450	05/01/2037	6,691,351
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	1,176,518
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600	05/01/2036	1,715,580
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200	05/01/2017	391,180
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	765,383
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2014	965,548
2,810,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	2,478,251
445,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	338,601
7,200,000	Reunion East, FL Community Devel. District[4]	5.800	05/01/2036	4,278,240
6,930,000	Reunion East, FL Community Devel. District[1]	7.375	05/01/2033	7,031,386
3,070,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	1,824,194
4,910,000	Ridgewood Trails, FL Community Devel. District[4]	5.650	05/01/2038	2,346,931
8,835,000	River Bend, FL Community Devel. District	5.450	05/01/2035	6,182,115
5,795,000	River Bend, FL Community Devel. District[2]	7.125	11/01/2015	1,300,688
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450	05/01/2038	3,089,487
2,595,000	Rolling Hills, FL Community Devel. District[4]	5.125	11/01/2013	1,010,441
7,820,000	Rolling Hills, FL Community Devel. District[4]	5.450	05/01/2037	3,047,298
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	133,990
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	1,923,273
4,265,000	Seminole County, FL IDA (Progressive Health)[1]	7.500	03/01/2035	3,978,946
775,000	Six Mile Creek, FL Community Devel. District[4]	5.500	05/01/2017	348,440
8,625,000	Six Mile Creek, FL Community Devel. District[4]	5.875	05/01/2038	3,877,800
6,900,000	South Bay, FL Community Devel. District[2]	5.125	11/01/2009	2,650,359
14,600,000	South Bay, FL Community Devel. District[2]	5.375	05/01/2014	3,104,106

34	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Florida Continued
$16,775,000	South Bay, FL Community Devel. District[2]	5.950%		05/01/2036	$6,448,142
1,325,000	South Fork East, FL Community Devel. District	0.000	[6]	11/01/2020	1,036,084
4,000,000	South Fork East, FL Community Devel. District	0.000	[6]	05/01/2038	2,689,000
10,560,000	South Fork East, FL Community Devel. District	5.350		05/01/2036	8,586,864
1,030,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150		05/01/2033	1,034,398
3,420,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034	3,175,573
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[2]	5.375		01/01/2040	1,488,000
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,614,380
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,638,635
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041	752,540
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,014,480
1,360,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	1,383,582
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000		05/01/2015	4,067,021
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375		05/01/2037	4,630,456
2,685,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	2,009,427
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800		05/01/2039	2,150,825
665,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037	443,874
1,290,000	Two Creeks, FL Community Devel. District	5.250		05/01/2037	869,731
9,840,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	5,533,327
7,250,000	Verano Center, FL Community Devel. District[1]	5.375		05/01/2037	5,092,908
2,400,000	Villa Portofino East, FL Community Devel. District[1]	5.200		05/01/2037	1,886,832
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550		05/01/2039	561,787
1,955,000	Villages of Westport, FL Community Devel. District[4]	5.400		05/01/2020	1,061,057
8,340,000	Villages of Westport, FL Community Devel. District[4]	5.700		05/01/2035	4,381,169
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125		05/01/2014	1,286,460
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500		05/01/2037	981,718
3,500,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	2,936,115

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Florida Continued
$2,265,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375%		05/01/2039	$1,469,328
3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125		10/01/2025	236,889
9,510,000	Waters Edge, FL Community Devel. District	0.000	[6]	05/01/2039	4,374,029
141,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	128,530
14,800,000	Waterstone, FL Community Devel. District[2]	5.500		05/01/2018	5,853,844
2,300,000	West Villages, FL Improvement District[2]	5.350		05/01/2015	1,764,146
20,600,000	West Villages, FL Improvement District[4]	5.500		05/01/2038	12,238,460
18,550,000	West Villages, FL Improvement District[2]	5.800		05/01/2036	11,020,555
14,925,000	Westridge, FL Community Devel. District[2]	5.800		05/01/2037	5,605,084
11,210,000	Westside, FL Community Devel. District[4]	5.650		05/01/2037	4,619,417
17,340,000	Westside, FL Community Devel. District[2]	7.200		05/01/2038	7,128,301
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400		05/01/2015	2,259,464
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500		05/01/2038	1,322,789
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250		05/01/2014	1,503,313
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625		05/01/2037	1,047,532
					687,985,863
Georgia—1.5%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2027	60,089
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200		03/01/2029	25,030
20,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[1]	6.250		05/15/2016	20,023
910,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2014	818,818
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2036	2,099,400
4,300,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	4,985,377
760,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	881,136
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)[2]	4.250		04/01/2026	27,661
1,435,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000		11/01/2048	1,208,040
10,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[1]	7.300		12/01/2013	10,200
50,000	Crisp County, GA Devel. Authority (International Paper Company)[1]	6.200		02/01/2020	49,990
425,000	East Point, GA (Camp Creek), Series B1	8.000		02/01/2026	425,476
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	5.750		11/01/2025	1,316,512

36	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Georgia Continued
$1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.000%	11/01/2032	$1,211,350
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)	6.250	11/01/2043	9,166,931
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	33,532,339
13,730,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group)[5]	5.250	06/15/2037	14,370,748
2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2029	2,509,482
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	846,500
24,150,000	Irwin County, GA COP[2]	8.000	08/01/2037	5,917,233
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000	06/15/2039	2,052,700
380,000	Savannah, GA EDA (Skidway Health & Living Services)	6.850	01/01/2019	384,929
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	1,071,838
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2034	3,016,134
				86,007,936
Hawaii—0.3%
930,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.250	07/01/2027	924,820
1,585,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.625	07/01/2033	1,585,729
3,535,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	6.875	07/01/2043	3,540,373
400,000	HI Dept. of Transportation (Continental Airlines)	5.625	11/15/2027	393,988
5,340,000	HI Dept. of Transportation (Continental Airlines)	7.000	06/01/2020	5,316,451
2,775,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300	07/01/2022	2,776,804
25,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375	07/01/2032	25,007
				14,563,172
Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350	01/01/2025	5,048
1,800,000	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,836,054
				1,841,102

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Illinois—6.7%
$1,000,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625%		01/01/2018	$897,830
3,900,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[1]	6.600		01/01/2035	3,434,496
10,000,000	Bridgeview, IL GO1	5.000		12/01/2042	9,020,400
30,685,000	Caseyville, IL Tax (Forest Lakes)[4]	7.000		12/30/2022	1,510,929
5,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2041	4,859,450
32,500,000	Chicago, IL GO5	5.250		01/01/2033	32,625,450
650,000	Chicago, IL Midway Airport, Series A1	5.125		01/01/2035	635,505
65,000	Chicago, IL Midway Airport, Series B1	5.625		01/01/2029	65,181
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125		02/20/2042	35,035
8,000,000	Chicago, IL Transit Authority Sales Tax Receipts[1]	5.250		12/01/2040	8,167,200
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500		03/01/2017	3,588,246
915,000	Country Club Hills, IL GO1	5.000		12/01/2026	930,253
965,000	Country Club Hills, IL GO1	5.000		12/01/2027	973,907
1,010,000	Country Club Hills, IL GO1	5.000		12/01/2028	1,016,181
1,060,000	Country Club Hills, IL GO1	5.000		12/01/2029	1,064,431
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,122,083
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,178,090
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,426,698
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[3]	10/01/2031	77,702
669,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	522,944
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	965,990
1,585,000	Franklin Park, IL GO1	6.250		07/01/2030	1,726,651
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375		03/01/2016	1,292,400
1,375,000	Godfrey, IL (United Methodist Village)[1]	5.875		11/15/2029	909,466
6,165,000	Harvey, IL GO	5.500		12/01/2027	5,435,187
2,500,000	Harvey, IL GO	5.625		12/01/2032	2,153,900
10,960,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	10,154,440
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	42,047,886
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	11,233,200
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375		04/01/2044	699,522
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500		04/01/2044	21,231,600
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	2,855,403

38	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625%	07/01/2027	$106,368
5,000,000	IL Finance Authority (CDHS/CDHA)[5]	5.375	11/01/2039	5,109,950
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	13,016,625
4,655,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	4,089,650
1,800,000	IL Finance Authority (Franciscan Communities)[1]	5.125	05/15/2043	1,557,954
1,500,000	IL Finance Authority (Franciscan Communities)[1]	5.250	05/15/2047	1,297,335
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	2,258,573
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	1,938,305
30,000,000	IL Finance Authority (Illinois River Energy)	8.500	07/01/2019	21,764,700
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	1,012,020
3,000,000	IL Finance Authority (LH&S/LH&SFTA/LHFTA Obligated Group)[1]	5.625	05/15/2042	2,771,310
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	850,672
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,371,405
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000	08/15/2024	3,054,146
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	3,293,763
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	25,525,290
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	1,289,459
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	11,077,756
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,616,595
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,207,259
2,850,000	IL Finance Authority (Uno Charter School Network)[1]	7.125	10/01/2041	3,173,418
8,700,000	IL Health Facilities Authority[2]	6.900	11/15/2033	6,177,000
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125	03/01/2037	3,472,111
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2036	295,925
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125	01/01/2036	8,389,752
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	587,404
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125	03/01/2040	796,720

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750%	03/01/2022	$568,089
134,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[1]	7.750	10/15/2033	129,672
3,500,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	3,017,105
4,615,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	3,900,367
5,895,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	3,587,108
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	151
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,203,350
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,132,710
14,490,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	11,606,055
5,755,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	4,576,779
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	10,500,324
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500	12/01/2032	11,841,261
8,120,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	7,002,282
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	2,849,459
3,075,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	2,727,464
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	4,983,880
2,000,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	1,934,580
6,390,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	6,129,991
				385,649,748
Indiana—1.5%
965,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000	12/01/2045	977,072
1,150,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	9.000	12/01/2045	1,157,682
15,310,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)	7.500	09/01/2019	11,479,132
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,340,205
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	5.500	09/01/2028	1,405,203

40	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Indiana Continued
$5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375%	08/01/2029	$5,806,103
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200	10/15/2025	—
600,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	605,826
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,012,540
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,695,418
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	2,931,995
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	11,774,447
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	1,067,395
7,360,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500	09/15/2031	7,361,546
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)[2]	5.625	04/01/2011	6
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	6.500	07/01/2015	13,464
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	7.250	07/01/2033	7,856,244
6,740,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	6,721,532
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550	05/15/2019	230,159
5,065,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2024	2,987,995
19,715,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250	07/01/2020	14,941,013
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000	07/01/2020	3,500,010
				87,864,987
Iowa—1.3%
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	5,063,225
250,000	IA Finance Authority (Amity Fellowserve)[1]	5.900	10/01/2016	258,320
740,000	IA Finance Authority (Amity Fellowserve)[1]	6.000	10/01/2028	721,256
940,000	IA Finance Authority (Amity Fellowserve)[1]	6.375	10/01/2026	949,118
2,190,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	2,161,377
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900	12/01/2028	562,020
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[1]	5.550	11/01/2041	915,220
1,110,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	888,888

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Iowa Continued
$34,000,000	IA Tobacco Settlement Authority	5.500%		06/01/2042	$27,641,660
360,990,000	IA Tobacco Settlement Authority	7.125	[3]	06/01/2046	9,010,310
30,000,000	IA Tobacco Settlement Authority (TASC)	5.625		06/01/2046	24,654,000
					72,825,394
Kansas—0.1%
815,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950		10/15/2035	778,985
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)[1]	6.000		11/15/2038	14,543
4,172,712	Olathe, KS Tax Increment (Gateway)[4]	5.000		03/01/2026	2,147,152
212	Olathe, KS Transportation Devel. District (Gateway)[4]	5.000		12/01/2028	82
					2,940,762
Kentucky—0.4%
2,240,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1]	6.750		03/01/2029	2,239,776
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375		08/15/2024	15,577,940
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,344,725
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,081,630
					20,244,071
Louisiana—0.6%
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600		11/01/2022	19,998
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150		10/01/2014	364,920
3,465,000	LA CDA (Eunice Student Hsg. Foundation)	7.375		09/01/2033	2,887,939
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,522,529
855,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000		04/20/2028	767,277
395,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000		06/20/2028	256,655
9,400,000	LA Public Facilities Authority (Impala Warehousing)[1]	6.500		07/01/2036	8,707,596
555,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2020	522,988
5,350,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2028	4,710,515
7,400,000	Lakeshore Villages, LA Master Community Devel. District[4]	5.250		07/01/2017	2,920,114
60,000	New Orleans, LA Sewage Service	5.400		06/01/2017	60,158
					32,740,689

42	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Maine—0.3%
$2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750%		07/01/2041	$2,216,060
5,000	North Berwick, ME (Hussey Seating Company)[1]	7.000		12/01/2013	5,014
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,805,328
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,278,492
					19,304,894
Maryland—0.2%
6,636,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500		07/01/2036	5,580,279
5,135,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000		06/01/2023	5,134,641
600,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300		01/01/2037	520,296
925,000	MD H&HEFA (Washington Christian Academy)[2,9]	5.500		07/01/2038	258,815
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250		01/01/2037	820,058
					12,314,089
Massachusetts—2.1%
635,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	636,619
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	2,635,707
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,002,222
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.965	[3]	11/15/2056	9,268
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	231,000
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	665,930
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	4,882,399
262,697	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[3]	02/15/2043	25,279
366,872	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	288,945
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.007	[3]	02/15/2043	4
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	826,270
16,235,000	MA Educational Financing Authority, Series H5	6.350		01/01/2030	17,113,415
25,000	MA H&EFA (Holyoke Hospital)[1]	6.500		07/01/2015	24,588
50,080,000	MA HFA, Series A5	5.250		07/01/2025	50,121,404
9,980,000	MA HFA, Series A5	5.300		06/01/2049	10,067,750
17,790,000	MA HFA, Series C5	5.350		12/01/2042	18,203,973
8,015,000	MA HFA, Series C5	5.400		12/01/2049	8,033,060
50,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	47,968
					120,815,801

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	43

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Michigan—3.0%
$2,900,000	Detroit, MI City School District[1]	5.000%	05/01/2028	$2,976,270
1,720,000	Detroit, MI City School District[1]	5.000	05/01/2031	1,742,996
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	10,537,532
100,000	Detroit, MI GO	5.000	04/01/2014	96,024
5,850,000	Detroit, MI GO	5.000	04/01/2021	4,782,726
225,000	Detroit, MI GO	5.250	04/01/2014	213,804
2,600,000	Detroit, MI GO	5.250	04/01/2016	2,374,762
350,000	Detroit, MI GO	5.250	04/01/2017	303,258
1,000,000	Detroit, MI GO	5.250	04/01/2020	701,910
2,260,000	Detroit, MI GO	5.250	04/01/2020	1,939,170
2,210,000	Detroit, MI GO	5.250	04/01/2021	1,440,787
1,330,000	Detroit, MI GO	5.250	04/01/2022	1,066,381
100,000	Detroit, MI GO	5.250	04/01/2023	62,215
250,000	Detroit, MI GO1	5.250	11/01/2035	250,725
40,000	Detroit, MI GO	5.375	04/01/2015	39,250
2,715,000	Detroit, MI Local Devel. Finance Authority	6.700	05/01/2021	2,595,540
1,725,000	Detroit, MI Local Devel. Finance Authority	6.850	05/01/2021	1,644,667
345,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375	05/01/2018	326,556
6,000,000	Detroit, MI Sewer Disposal System[1]	5.500	07/01/2022	6,010,140
100,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	91,050
80,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	72,840
705,000	East Lansing, MI Economic Corp. (Burcham Hills)[1]	5.250	07/01/2037	616,861
500,000	Kalamazoo, MI EDC (Heritage Community)	5.500	05/15/2036	437,180
435,000	Macomb, MI Public Academy	6.750	05/01/2037	383,975
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	1,300,908
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,344,644
10,000,000	MI Finance Authority (Trinity Health Corp.)[5,8]	5.000	12/01/2039	9,941,300
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000	08/01/2035	13,346,374
2,900,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000	07/15/2037	2,776,982
840,000	MI Public Educational Facilities Authority (American Montessori)	6.500	12/01/2037	759,520
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,273,622
1,345,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	1,289,985

44	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Michigan Continued
$3,500,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500%		01/01/2021	$3,305,750
429,990,000	MI Tobacco Settlement Finance Authority	7.294	[3]	06/01/2052	5,559,771
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[3]	06/01/2058	14,999,998
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,399,613
1,500,000	Star International Academy, MI (Public School Academy)[1]	5.000		03/01/2033	1,386,990
52,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000		12/01/2029	53,186,808
10,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000		12/01/2034	9,844,522
14,120,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	11,902,595
					174,326,001
Minnesota—0.9%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	2,247,300
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,271,556
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,209,664
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000		11/01/2037	1,002,390
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.500		04/01/2023	516,852
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,377,007
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	10,664,873
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	619,734
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	4,118,528
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500		02/01/2022	469,600
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700		02/01/2029	841,510
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.900		03/01/2019	900,441
2,100,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.450		07/01/2041	1,800,792
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125		10/20/2047	500,170
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)	6.625		12/01/2039	3,261,069
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375		08/01/2021	840,989

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	45

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Minnesota Continued
$790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625%	02/01/2031	$741,905
1,625,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,458,633
1,794,659	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,732,707
2,953,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	2,900,968
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750	09/01/2026	400,088
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	633,334
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500	09/01/2043	2,077,427
705,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	680,579
506,392	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000	12/01/2027	109,269
1,030,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)	6.000	02/01/2019	910,448
				49,287,833
Mississippi—0.2%
200,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400	04/01/2039	200,154
2,670,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	2,837,089
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)	8.000	01/01/2023	3,459,437
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,431,814
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,802,543
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	4,010,276
175,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	174,846
				13,916,159
Missouri—1.5%
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500	03/01/2020	251,270
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	374,576
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	445,120
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	424,500
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	524,600
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	468,480

46	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Missouri Continued
$4,900,000	Branson, MO Commerce Park Community Improvement District	5.750%	06/01/2026	$3,311,322
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,284,436
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	12,401,870
1,335,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,273,830
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,089,225
23,200,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	20,771,888
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	436,574
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,115,577
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	951,632
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,222,463
500,000	Kansas City, MO IDA (Plaza Library)[1]	5.900	03/01/2024	502,045
1,269,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,160,957
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,410,654
1,400,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,383,718
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	659,273
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000	05/01/2042	2,495,920
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,198,102
3,020,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,529,328
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	1,742,364
2,405,000	MO Enright Arlington Community Improvement District[2]	5.400	03/01/2026	1,731,023
1,600,000	MO Good Shepard Nursing Home District[1]	5.900	08/15/2023	1,549,968
230,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	206,630
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	323,092
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	84,431
3,915,000	MO HDC (Mansion Apartments Phase II)	6.170	04/01/2032	3,402,957
741,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	609,806
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[1]	5.500	11/01/2027	1,888,440
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)	8.000	04/27/2033	1,961,660
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	1,381,610

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	47

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Missouri Continued
$2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500%		05/29/2028	$1,230,346
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	939,178
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300		04/01/2027	1,306,238
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,940,561
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	912,855
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	620,114
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700		04/01/2022	922,466
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750		04/01/2027	482,255
1,805,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	1,856,587
					84,779,941
Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[1]	0.000	[6]	09/01/2031	4,726,575
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	1,138,241
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125		05/15/2036	1,650,759
					7,515,575
Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary	5.900		12/31/2049	7,120,000
Nebraska—0.7%
1,040,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625		12/01/2021	594,942
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750		11/01/2048	20,803,352
1,250,000	Mead Village, NE Tax Increment (Mead Biofuels)[2]	5.750		01/01/2022	370,425
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	1,979,232
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750		10/01/2020	7,332,430
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[2]	7.000		12/01/2026	8,111,046
					39,191,427
Nevada—0.1%
1,000,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	813,510

48	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Nevada Continued
$770,000	Clark County, NV Improvement District[1]	5.050%	02/01/2031	$566,143
120,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400	08/01/2020	100,667
455,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.500	08/01/2025	339,307
1,755,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150	08/01/2037	1,533,344
				3,352,971
New Hampshire—0.1%
1,780,000	NH Business Finance Authority (Air Cargo at Pease)[4]	6.750	04/01/2024	891,406
1,485,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,523,343
4,620,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	4,195,283
515,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	452,747
				7,062,779
New Jersey—7.2%
25,935,000	NJ EDA (Continental Airlines)	7.000	11/15/2030	25,947,708
16,920,000	NJ EDA (Continental Airlines)	7.200	11/15/2030	16,932,859
865,164	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750	03/01/2021	8,297
7,490,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	7,872,215
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	7,887,980
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	7,887,980
11,000,000	NJ EDA (GMT Realty)	6.875	01/01/2037	10,549,440
10,360,000	NJ EDA (School Facilities)[5]	5.000	09/01/2024	11,243,078
1,040,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	1,041,009
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2027	8,343,868
8,000,000	NJ Tobacco Settlement Financing Corp.	4.625	06/01/2026	6,927,440
173,240,000	NJ Tobacco Settlement Financing Corp.	4.750	06/01/2034	126,442,679
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000	06/01/2029	81,373,795
118,185,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2041	86,548,057
10,000,000	NJ Transportation Trust Fund Authority[5]	5.000	12/15/2023	11,291,389
2,000,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	2,203,860
210,000	Weehawken Township, NJ GO1	6.000	08/01/2021	225,683
210,000	Weehawken Township, NJ GO1	6.000	08/01/2022	222,212
260,000	Weehawken Township, NJ GO1	6.000	08/01/2023	272,618
260,000	Weehawken Township, NJ GO1	6.000	08/01/2024	269,529
235,000	Weehawken Township, NJ GO1	6.000	08/01/2025	242,095
				413,733,791

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	49

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
New Mexico—0.3%
$262,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[1]	8.500%		12/01/2015	$262,123
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.250		06/01/2040	3,690,295
775,000	Mariposa East, NM Public Improvement District[2]	5.500		09/01/2016	733,615
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	441,420
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	853,020
2,750,000	NM Hospital Equipment Loan Council (Gerald Champion Memorial Hospital)	5.500		07/01/2042	2,399,733
163,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750		12/01/2020	162,971
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,926,309
4,625,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,345,234
1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875		08/01/2033	999,460
					15,814,180
New York—7.9%
3,000,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2035	449,100
1,680,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	1,704,209
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[3]	06/01/2055	152,397
75,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000		05/01/2029	75,002
1,250,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000		05/01/2039	1,225,775
14,060,000	Islip, NY IDA (Engel Burman at Sayville)[1]	6.500		11/01/2045	12,363,661
9,345,000	Islip, NY IDA (Engel Burman at Sayville)[1]	6.500		11/01/2045	8,217,526
5,705,000	Islip, NY IDA (Engel Burman at Sayville)[8]	6.500		11/01/2045	5,328,698
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,064,080
1,000,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	554,800
2,800,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	1,553,440
6,500,000	Niagara, NY Area Devel. Corp. (Covanta Energy)[1]	5.250		11/01/2042	5,733,780
412,100,000	NY Counties Tobacco Trust V	7.151	[3]	06/01/2060	1,640,158
500,000,000	NY Counties Tobacco Trust V	7.836	[3]	06/01/2060	1,990,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,10]	5.125		01/15/2044	38,690,146
2,340,000	NY MTA, Series A1	5.000		11/15/2028	2,481,125
3,375,000	NY MTA, Series A1	5.000		11/15/2029	3,545,404
2,125,000	NY MTA, Series D1	5.250		11/15/2026	2,354,458

50	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York Continued
$485,000	NY MTA, Series D1	5.250%		11/15/2027	$530,663
560,000	NY MTA, Series D1	5.250		11/15/2028	606,732
900,000	NY MTA, Series D1	5.250		11/15/2029	965,781
900,000	NY MTA, Series D1	5.250		11/15/2030	960,390
900,000	NY MTA, Series D1	5.250		11/15/2031	955,800
900,000	NY MTA, Series D1	5.250		11/15/2032	950,481
900,000	NY MTA, Series D1	5.250		11/15/2033	946,701
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.907	[11]	04/01/2036	8,968,699
21,685,000	NYC IDA (American Airlines)[2]	6.900		08/01/2024	24,504,050
6,170,000	NYC IDA (American Airlines)[1]	7.500		08/01/2016	6,423,279
59,000,000	NYC IDA (American Airlines)[1]	7.625		08/01/2025	64,828,610
44,500,000	NYC IDA (American Airlines)[1]	7.750		08/01/2031	48,916,625
7,200,000	NYC IDA (American Airlines)[1]	8.000		08/01/2028	7,986,384
2,995,000	NYC IDA (American Airlines)[1]	8.500		08/01/2028	3,212,227
19,550,000	NYC IDA (British Airways)[1]	7.625		12/01/2032	19,693,106
5,500,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	4,260,740
5,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	3,688,097
8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	7,580,592
3,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2035	3,147,630
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,407,492
2,200,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000		05/01/2041	2,198,196
21,800,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	22,453,564
75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	76,928
26,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750		11/15/2051	29,020,808
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	203,970
3,600,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,481,848
25,000,000	Port Authority NY/NJ, 166th Series[5]	5.250		07/15/2036	26,714,500
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000		11/01/2043	7,871,184
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000		11/01/2043	7,871,184
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000		11/01/2043	7,871,184
9,795,000	Westchester County, NY IDA (Engel Burman at Armonk)[1]	6.500		11/01/2045	9,136,482
9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)[1]	6.500		11/01/2045	8,991,903

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	51

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$9,640,000	Westchester County, NY IDA (Engel Burman at Armonk)[8]	6.500	% [7]	11/01/2045	$8,991,903
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200		03/01/2020	2,600,260
					450,141,752
North Carolina—0.4%
12,005,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750		02/01/2028	12,015,925
1,570,000	Durham, NC Hsg. Authority (JFK Towers)[1]	5.000		12/01/2047	1,480,667
4,380,000	Gaston, NC IFPCFA (National Gypsum)	5.750		08/01/2035	3,805,256
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	1,546,365
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,783,601
4,725,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2041	5,038,929
					25,670,743
North Dakota—0.1%
500,000	Burleigh County, ND Nursing Home (Baptist Home)	6.200		07/01/2032	477,290
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[1]	7.125		08/01/2022	991,190
65,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000		11/01/2015	63,564
2,590,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,353,015
					3,885,059
Ohio—9.3%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000		06/01/2038	9,960,732
38,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	31,801,631
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	15,387,968
25,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	19,028,750
16,275,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	13,002,260
219,650,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	164,383,864
12,927,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	10,006,661
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250		06/01/2037	61,757,271
69,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	56,733,414

52	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Ohio Continued
$2,347,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	% [3]	06/01/2052	$23,775,110
1,280,000	Butler County, OH Hsg. (Anthony Wayne Apartments)	6.500		09/01/2030	923,802
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	5,602,550
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,442,678
5,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	5,000
4,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250		05/01/2038	3,973,500
400,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	396,836
10,155,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500		01/01/2030	10,162,616
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	34,748,025
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	7,118,100
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,571,539
4,200,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	1,929,900
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	129,663
645,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	579,816
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750		11/15/2023	11,357,700
10,390,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500		02/01/2020	7,458,462
10,665,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500		02/01/2020	7,657,897
8,030,000	OH Higher Education Facility Commission (Ashland University)	6.250		09/01/2024	8,181,044
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[9]	7.250		08/01/2034	11,375,366
14,000,000	OH Solid Waste Disposal (General Motors Corp.)[2]	6.300		12/01/2032	140
2,215,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.300		02/15/2024	1,324,171
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.400		02/15/2034	1,495,100
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,158,753
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	1,016,444

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	53

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Ohio Continued
$3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500%	12/01/2034	$3,319,141
				534,765,904
Oklahoma—0.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750	11/01/2022	1,715,861
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,334,565
4,960,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	4,613,594
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	100,145
				7,764,165
Oregon—0.1%
10,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600	11/01/2015	10,025
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	808,809
2,225,000	OR Facilities Authority (Student Housing-Ashland)[1]	5.000	07/01/2044	2,224,911
15,000	OR GO (Elderly & Disabled Hsg.)[1]	5.300	08/01/2032	15,007
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000	05/15/2042	1,277,133
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000	05/15/2047	1,260,857
370,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000	01/01/2021	361,697
				5,958,439
Pennsylvania—1.1%
1,500,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	1,501,050
1,295,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	1,285,171
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	502,990
9,256,695	Northampton County, PA IDA (Northampton Generating)[1,12]	5.000	12/31/2023	7,854,676
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500	07/01/2015	2,472,802
5,000,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	4,755,250
11,500,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	11,742,190
2,105,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	2,108,600
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	3,505,985
4,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	4,217,880
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	1,313,310

54	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$1,165,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500%		06/15/2022	$1,119,099
4,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	3,517,000
6,505,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.750		06/15/2042	5,580,314
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,039,891
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	4,647,930
6,000,000	York, PA GO1	7.250		11/15/2041	6,550,980
					65,715,118
Rhode Island—1.6%
44,625,000	Central Falls, RI Detention Facility	7.250		07/15/2035	34,955,209
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[1]	5.500		07/01/2018	44,996
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[1]	5.500		07/01/2028	17,896
10,755,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	10,836,583
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	471,935
18,225,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	18,241,038
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[3]	06/01/2052	327,183
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,627,532
					90,522,372
South Carolina—0.7%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	1,424,596
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	6.250		09/01/2023	14,987
6,943,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	5,920,435
800,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.250		10/01/2026	699,488
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.300		10/01/2035	1,602,640
15,911,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	13,434,453
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[3]	01/01/2026	7,986
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[3]	01/01/2020	304,267
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[3]	01/01/2024	339,405

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	55

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
South Carolina Continued
$650,000	SC Jobs-EDA (Lutheran Homes of South Carolina)[1]	5.000%	05/01/2043	$545,357
1,150,000	SC Jobs-EDA (Lutheran Homes of South Carolina)[1]	5.125	05/01/2048	966,104
1,400,000	SC Jobs-EDA (Palmetto Health)[1]	5.750	08/01/2039	1,453,480
14,440,000	SC Public Service Authority[5]	5.000	12/01/2043	14,812,263
				41,525,461
South Dakota—0.0%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500	05/01/2019	837,720
1,425,000	Turner County, SD Tax Increment[1]	5.000	12/15/2026	1,247,417
				2,085,137
Tennessee—0.5%
1,760,000	Johnson City, TN H&EFB (Mountain States Health Alliance)[1]	5.500	07/01/2036	1,796,678
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750	04/01/2042	5,331,422
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[4]	6.125	12/01/2016	201,268
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)	8.000	04/01/2032	7,512,623
560,000	Shelby County, TN HE&HF (Lapaloma Apartments)	7.750	12/01/2029	508,105
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)[1]	5.500	09/01/2047	8,012,700
6,575,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000	09/01/2044	6,109,030
				29,471,826
Texas—13.6%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750	12/01/2028	211,593
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[2]	8.500	06/01/2031	564,819
965,000	Bexar County, TX HFC (Doral Club)[1]	8.750	10/01/2036	891,573
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000	04/01/2030	87,942
100,000	Bexar County, TX HFC (Honey Creek LLC)[2]	9.000	04/01/2030	19,720
1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750	11/20/2031	145,533
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000	03/01/2041	2,373,960
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400	05/01/2029	809,460
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300	07/01/2032	152,331

56	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Texas Continued
$11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750%	10/01/2038	$741,843
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	649,600
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	04/01/2033	1,696,755
16,325,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000	11/01/2039	17,451,752
190,000	Cass County, TX IDC (International Paper Company)[1]	6.600	03/15/2024	189,867
6,880,000	Central TX Regional Mobility Authority[1]	6.250	01/01/2046	7,398,339
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750	08/15/2041	753,135
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	8.250	11/01/2036	347,694
30,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	34,967,231
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	1,879,643
125,000	Decatur, TX Hospital Authority (Wise Regional Health System)[1]	5.625	09/01/2013	125,331
22,750,000	Donna, TX GO1	6.250	02/15/2037	19,631,885
10,000,000	Grand Parkway, TX Transportation Corp.[5,8]	5.000	04/01/2053	9,713,900
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000	12/01/2036	101,148
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	20,017
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,337,649
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750	11/01/2036	2,711,583
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	2,002,680
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,009,335
7,980,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.700	07/15/2029	7,672,770
18,755,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	18,572,514
100,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.000	07/01/2029	100,032
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,520,141
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,145,740
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,282,552

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	57

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Texas Continued
$555,000	Houston, TX Airport System[1]	5.000%	07/01/2026	$580,253
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	899,996
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	508,005
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	759,413
10,000,000	La Vernia, TX Higher Education Finance Corp.[1]	7.125	02/15/2038	10,850,600
1,800,000	Maverick County, TX GO COP	8.750	03/01/2034	1,720,440
6,110,000	Maverick County, TX GO COP	8.750	03/01/2034	5,839,938
580,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125	11/15/2026	563,731
1,385,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	1,358,519
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	1,901,270
720,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	762,026
3,855,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.250	08/15/2031	4,131,943
8,605,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.500	08/15/2041	9,284,451
1,630,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)[1]	6.000	08/15/2042	1,576,715
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	01/01/2043	1,508,768
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750	08/15/2039	40,693,820
16,000,000	North TX Tollway Authority[1]	5.750	01/01/2048	17,605,280
5,920,000	North TX Tollway Authority[1]	5.750	01/01/2048	6,513,954
2,130,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150	01/01/2043	1,989,250
3,024,970	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430	12/01/2039	3,275,359
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150	08/01/2022	266,336
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	116,928
10,000,000	San Jacinto, TX Community College District[5]	5.125	02/15/2038	10,375,100
27,085,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[1]	7.500	07/01/2038	27,037,060
5,315,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850	12/01/2028	3,363,598
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750	11/15/2024	15,915,620

58	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Texas Continued
$34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250%	11/15/2029	$38,652,220
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750	11/15/2037	3,721,913
200,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (WPM/GPM Obligated Group)	5.750	09/20/2038	199,984
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000	12/01/2033	13,615,695
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125	01/01/2046	27,205,160
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650	11/15/2035	1,561,440
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	162,075
20,300,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	20,894,384
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000	03/01/2032	4,935,136
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500	11/01/2029	25,653,478
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[1]	6.950	05/01/2023	253,125
50,000	TX GO1	5.400	08/01/2032	50,010
270,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	308,357,099
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	1,505,184
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	512,655
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	144,128
2,110,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,024,334
85,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	81,549
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,243,186
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,137,972
				776,589,167
U.S. Possessions—9.2%
11,700,000	Guam Government Business Privilege[1]	5.125	01/01/2042	11,863,215
1,500,000	Guam Government Department of Education COP (John F. Kennedy High School)	6.625	12/01/2030	1,548,750
2,200,000	Guam Government Department of Education COP (John F. Kennedy High School)	6.875	12/01/2040	2,289,804

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	59

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$200,000	Northern Mariana Islands Commonwealth, Series A	6.750%		10/01/2033	$183,922
28,915,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	21,146,696
18,950,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	15,398,960
21,175,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	16,560,756
12,750,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	11,017,020
3,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	2,674,170
60,230,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	52,316,983
1,500,000	Puerto Rico Commonwealth GO1	5.000		07/01/2041	1,147,530
5,165,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	4,214,795
3,255,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	3,069,498
94,305,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	78,857,841
11,540,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	10,142,275
4,500,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,857,670
4,650,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	4,501,944
3,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	2,882,160
10,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	9,607,200
4,430,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	4,057,659
215,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2023	199,705
6,415,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	5,495,153
6,940,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2019	6,959,779
350,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2021	351,057
9,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2022	9,025,650
605,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450		07/01/2035	513,197
15,000,000	Puerto Rico Infrastructure Financing Authority	6.140	[3]	07/01/2034	3,156,750
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	464,120
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	4,201,997
35,600,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	28,060,988
12,000,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2022	11,896,440
5,825,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	5,146,621
29,410,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	25,543,467
9,560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250		08/01/2027	9,584,760
42,575,000	Puerto Rico Sales Tax Financing Corp., Series A5,8	5.250		08/01/2057	40,260,542
16,820,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2042	15,714,421

60	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$629,925,000	Puerto Rico Sales Tax Financing Corp., Series A	6.025	% [3]	08/01/2054	$39,754,567
10,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	10,750,740
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250		08/01/2043	22,469,250
15,890,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	14,322,769
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	17,160,310
					528,371,131
Utah—0.4%
1,000,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	943,880
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000		07/15/2032	1,537,848
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250		07/15/2042	3,345,847
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250		07/15/2046	7,132,819
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300		07/15/2032	728,670
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550		07/15/2042	1,586,520
1,565,000	UT HFA (RHA Community Service of Utah)[1]	6.875		07/01/2027	1,565,642
1,315,000	Utah County, UT Charter School (Lincoln Academy)[1]	5.875		06/15/2037	1,179,358
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	725,233
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625		06/15/2037	3,489,244
					22,235,061
Vermont—0.0%
280,000	Burlington, VT Electric[1]	5.500		07/01/2029	292,583
315,000	Burlington, VT Electric[1]	5.625		07/01/2030	329,613
460,000	Burlington, VT Electric[1]	5.750		07/01/2031	482,614
1,688,903	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779		04/01/2019	1,607,565
					2,712,375
Virginia—1.0%
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750		03/01/2034	1,208,794
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125		03/01/2036	7,392,671

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	61

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Virginia Continued
$9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450%		03/01/2036	$4,757,228
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800		03/01/2036	1,658,239
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2027	1,678,040
3,000,000	New Port, VA CDA	5.600		09/01/2036	1,848,750
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,726,736
410,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125		01/01/2035	388,594
21,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	22,183,528
20,000	Prince William County, VA IDA (Westminster Presbyterian Retirement Community)[1]	5.125		01/01/2026	15,433
5,100,000	VA Celebrate South CDA Special Assessment[2]	6.250		03/01/2037	2,908,785
3,400,000	VA H2O Community Devel. Authority	5.200		09/01/2037	1,935,144
253,700,000	VA Tobacco Settlement Authority	7.441	[3]	06/01/2047	5,302,330
6,000,000	VA Tobacco Settlement Financing Corp.	5.200		06/01/2046	4,306,740
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	25
					57,311,037
Washington—2.4%
1,500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)[1]	5.500		12/01/2036	1,430,745
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	721,358
1,000,000	Greater Wenatchee, WA Regional Events Center[1]	5.250		09/01/2032	954,720
2,150,000	Greater Wenatchee, WA Regional Events Center[1]	5.500		09/01/2042	2,033,836
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	182,138
10,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700		01/01/2020	10,005
120,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100		10/01/2021	120,422
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200		10/01/2031	679,927
1,605,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500		06/01/2027	1,398,822
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600		06/01/2037	1,970,945
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	45,888
2,030,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000		01/01/2032	2,049,691
2,260,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250		05/01/2037	1,838,487
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100		09/01/2015	99,431

62	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Washington Continued
$1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600%	09/01/2025	$1,517,466
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750	09/01/2030	1,083,300
4,274,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	3,745,192
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,588,725
12,000,000	Tes Properties, WA5	5.625	12/01/2038	12,578,400
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2036	20,632,070
19,500,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2018	22,477,455
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	17,703,004
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625	10/01/2038	16,200,450
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	9,527,044
14,285,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	14,458,848
				135,048,369
West Virginia—0.6%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,219,630
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	4,855,455
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000	06/01/2035	1,853,211
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	21,060,177
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500	06/01/2039	3,134,949
				34,123,422
Wisconsin—0.9%
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500	03/01/2018	2,190,646
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	785,855
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	808,308
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,086,760
10,000,000	WI H&EFA (AHCG/SVH/SVE Obligated Group)[5]	5.000	11/15/2033	10,177,300
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	797,378
2,015,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	2,129,875
1,000,000	WI H&EFA (Eastcastle Place)	6.125	12/01/2034	710,380
7,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	7,325,758
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.800	08/01/2029	2,200,854

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	63

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin Continued
$2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	% [3]	10/01/2042	$699,200
4,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	4,133,671
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.094	[3]	10/01/2042	20
1,155,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.000		04/01/2022	1,133,448
2,000,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.500		04/01/2032	1,873,520
3,000,000	WI Public Finance Authority (Roseman University Health Sciences)[1]	5.750		04/01/2042	2,789,520
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	689,086
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,235,271
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	766,795
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,202,025
					48,735,670
Total Municipal Bonds and Notes (Cost $8,187,339,362)					6,820,007,881
Corporate Bonds and Notes—0.1%
7,519,306	Delta Air Lines, Inc., Sr. Unsec. Nts.[13] (Cost $7,444,113)	8.000		12/01/2015	7,573,174

Shares
Common Stocks—0.1%
7,679	Delta Air Lines, Inc.[13,14]				163,025
2	Finjan Holdings, Inc.[13,14]				2
59,830	General Motors Co.[13,14]				2,146,102
15,021	Motors Liquidation Co. GUC Trust[13,14]				490,436
Total Common Stocks (Cost $9,860,298)					2,799,565

Units		Strike Price		Expiration
Rights, Warrants, and Certificates—0.0%
54,392	General Motors Co. Wts.[13,14]	$10.000		07/10/2016	1,429,422
54,392	General Motors Co. Wts.[13,14]	18.330		07/10/2019	1,013,323
Total Rights, Warrants, and Certificates (Cost $7,679,687)					2,442,745

Total Investments, at Value (Cost $8,212,323,460)—119.2%					6,832,823,365
Liabilities in Excess of Other Assets—(19.2)					(1,100,685,310)
Net Assets—100.0%					$5,732,138,055

64	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents the current interest rate for a variable or increasing rate security.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2013. See Note 1 of the accompanying Notes.

9. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

10. Restricted security. The aggregate value of restricted securities as of July 31, 2013 was $38,690,146, which represents 0.67% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,403,998	$38,690,146	$1,286,148

11. Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

12. Interest or dividend is paid-in-kind, when applicable.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance County Housing Corp.
AHCG	Ascension Health Credit Group
AHCN	Advocate Health Care Network
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate North Side Health Network
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Center
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMH	Copley Memorial Hospital

COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GPM	Greenbriar Prime Management
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HDS	Housing Devel. Services

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	65

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IFPCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
L.I.	Long Island
LH&S	Luthern Home & Services
LH&SFTA	Luthern Home & Services for the Aged
LHFTA	Luthern Home for the Aged

LIFERS	Long Inverse Floating Exempt Receipts
MCP	Medical College of Pennsylvania
MTA	Metropolitan Transportation Authority
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RUMC	Rush University Medical Center
Res Rec	Resource Recovery Facility
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SVE	St. Vincent’s East
SVH	Saint Vincent’s Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
VH	Village Housing
VOA	Volunteers of America
WPM	Westchester Prime Management

See accompanying Notes to Financial Statements.

66	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value (cost $8,212,323,460)—see accompanying statement of investments	$6,832,823,365
Cash	3,238,762
Receivables and other assets:
Investments sold (including $105,924,351 sold on a when-issued or delayed delivery basis)	139,747,943
Interest	90,290,270
Shares of beneficial interest sold	15,518,796
Other	2,132,393
Total assets	7,083,751,529
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,079,015,000
Payable on borrowings (See Note 7)	135,100,000
Investments purchased on a when-issued or delayed delivery basis	91,693,866
Shares of beneficial interest redeemed	33,877,695
Dividends	7,632,653
Trustees’ compensation	857,853
Distribution and service plan fees	690,675
Shareholder communications	542,798
Transfer and shareholder servicing agent fees	286,697
Interest expense on borrowings	9,747
Other	1,906,490
Total liabilities	1,351,613,474
Net Assets	$5,732,138,055
Composition of Net Assets
Paid-in capital	$9,433,157,981
Accumulated net investment income	85,098,103
Accumulated net realized loss on investments	(2,406,617,934)
Net unrealized depreciation on investments	(1,379,500,095)
Net Assets	$5,732,138,055

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	67

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,688,901,096 and 537,228,981 shares of beneficial interest outstanding)	$6.87
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.21
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,601,743 and 15,607,751 shares of beneficial interest outstanding)	$6.89
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,463,567,076 and 213,800,840 shares of beneficial interest outstanding)	$6.85
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $472,068,140 and 68,809,407 shares of beneficial interest outstanding)	$6.86

See accompanying Notes to Financial Statements.

68	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest	$536,614,193
Other income	1,934
Total investment income	536,616,127
Expenses
Management fees	25,506,247
Distribution and service plan fees:
Class A	6,612,705
Class B	1,285,024
Class C	15,626,157
Transfer and shareholder servicing agent fees:
Class A	1,948,338
Class B	145,575
Class C	1,008,496
Class Y	298,188
Shareholder communications:
Class A	581,297
Class B	41,700
Class C	309,820
Class Y	78,008
Interest expense and fees on short-term floating rate notes issued (See Note 1)	17,575,816
Legal, auditing and other professional fees	10,663,021
Borrowing fees	6,655,751
Trustees’ compensation	185,079
Interest expense on borrowings	129,370
Custodian fees and expenses	57,437
Other	97,057
Total expenses	88,805,086
Less waivers and reimbursements of expenses	(112,484)
Net expenses	88,692,602
Net Investment Income	447,923,525
Realized and Unrealized Gain (Loss)
Net realized gain on investments	145,963,919
Net change in unrealized appreciation/depreciation on investments	(710,236,362)
Net Decrease in Net Assets Resulting from Operations	$(116,348,918)

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	69

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$447,923,525	$409,613,443
Net realized gain (loss)	145,963,919	(219,526,293)
Net change in unrealized appreciation/depreciation	(710,236,362)	745,187,448
Net increase (decrease) in net assets resulting from operations	(116,348,918)	935,274,598
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(289,627,836)	(294,568,141)
Class B	(8,069,262)	(10,167,728)
Class C	(100,048,635)	(101,413,463)
Class Y	(38,093,511)	(25,454,773)
	(435,839,244)	(431,604,105)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(423,302,016)	164,925,625
Class B	(43,892,765)	(13,872,549)
Class C	(85,058,379)	85,266,098
Class Y	3,368,179	309,823,565
	(548,884,981)	546,142,739
Net Assets
Total increase (decrease)	(1,101,073,143)	1,049,813,232
Beginning of period	6,833,211,198	5,783,397,966
End of period (including accumulated net investment income of $85,098,103 and $15,146,585, respectively)	$5,732,138,055	$6,833,211,198

See accompanying Notes to Financial Statements.

70	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(116,348,918)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,357,764,297)
Proceeds from disposition of investment securities	2,361,939,707
Short-term investment securities, net	(195,554,938)
Premium amortization	9,803,183
Discount accretion	(80,860,472)
Net realized gain on investments	(145,963,919)
Net change in unrealized appreciation/depreciation on investments	710,236,362
Change in assets:
Decrease in interest receivable	20,144,510
Decrease in other assets	591,894
Increase in receivable for securities sold	(118,005,198)
Change in liabilities:
Increase in payable for securities purchased	64,391,594
Increase in other liabilities	1,631,052
Net cash provided by operating activities	1,154,240,560
Cash Flows from Financing Activities
Proceeds from bank borrowings	1,573,200,000
Payments on bank borrowings	(1,578,100,000)
Payments on short-term floating rate notes issued	(191,200,000)
Proceeds from shares sold	1,862,642,152
Payments on shares redeemed	(2,718,203,043)
Cash distributions paid	(100,078,847)
Net cash used in financing activities	(1,151,739,738)
Net increase in cash	2,500,822
Cash, beginning balance	737,940
Cash, ending balance	$3,238,762
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $335,323,579.
Cash paid for interest on bank borrowings—$154,366.
Cash paid for interest on short-term floating rate notes issued—$17,575,816.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	71

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.50	$6.92	$7.17	$5.90	$8.89
Income (loss) from investment operations:
Net investment income[2]	.51	.50	.55	.57	.62
Net realized and unrealized gain (loss)	(.65)	.60	(.25)	1.25	(2.98)
Total from investment operations	(.14)	1.10	.30	1.82	(2.36)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.52)	(.55)	(.55)	(.63)
Net asset value, end of period	$6.87	$7.50	$6.92	$7.17	$5.90
Total Return, at Net Asset Value[3]	(2.19)%	16.63%	4.65%	31.39%	(26.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,688,901	$4,463,156	$3,969,090	$4,651,798	$3,408,946
Average net assets (in thousands)	$4,450,000	$4,001,353	$4,149,509	$4,393,199	$3,338,722
Ratios to average net assets:[4]
Net investment income	6.69%	7.00%	8.07%	8.04%	9.89%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.73%	0.64%	0.64%	0.59%	0.62%
Interest and fees from borrowings and reverse repurchase agreements	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%
Total expenses	1.08%	1.07%	1.10%	1.25%	2.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.07%	1.10%	1.25%	2.97%
Portfolio turnover rate	18%	11%	18%	16%	20%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

72	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.53	$6.94	$7.19	$5.92	$8.91
Income (loss) from investment operations:
Net investment income[2]	.45	.44	.50	.51	.57
Net realized and unrealized gain (loss)	(.66)	.61	(.26)	1.25	(2.99)
Total from investment operations	(.21)	1.05	.24	1.76	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.46)	(.49)	(.49)	(.57)
Net asset value, end of period	$6.89	$7.53	$6.94	$7.19	$5.92
Total Return, at Net Asset Value[3]	(3.12)%	15.76%	3.75%	30.18%	(27.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,602	$161,197	$162,309	$226,466	$212,745
Average net assets (in thousands)	$142,525	$156,216	$186,637	$237,875	$232,793
Ratios to average net assets:[4]
Net investment income	5.86%	6.17%	7.21%	7.23%	8.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.56%	1.48%	1.49%	1.46%	1.46%
Interest and fees from borrowings and reverse repurchase agreements	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%
Total expenses	1.91%	1.91%	1.95%	2.12%	3.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.91%	1.95%	2.12%	3.81%
Portfolio turnover rate	18%	11%	18%	16%	20%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	73

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.48	$6.90	$7.15	$5.89	$8.87
Income (loss) from investment operations:
Net investment income[2]	.45	.44	.50	.51	.57
Net realized and unrealized gain (loss)	(.65)	.61	(.25)	1.25	(2.97)
Total from investment operations	(.20)	1.05	.25	1.76	(2.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.47)	(.50)	(.50)	(.58)
Net asset value, end of period	$6.85	$7.48	$6.90	$7.15	$5.89
Total Return, at Net Asset Value[3]	(2.94)%	15.80%	3.86%	30.27%	(26.98)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,463,567	$1,691,778	$1,479,323	$1,725,341	$1,254,144
Average net assets (in thousands)	$1,735,006	$1,533,562	$1,545,519	$1,617,761	$1,215,913
Ratios to average net assets:[4]
Net investment income	5.92%	6.23%	7.30%	7.26%	9.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.50%	1.41%	1.41%	1.37%	1.40%
Interest and fees from borrowings and reverse repurchase agreements	0.10%	0.12%	0.11%	0.27%	1.01%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%	0.39%	1.34%
Total expenses	1.85%	1.84%	1.87%	2.03%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.84%	1.87%	2.03%	3.75%
Portfolio turnover rate	18%	11%	18%	16%	20%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

74	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.50	$6.91	$6.90
Income (loss) from investment operations:
Net investment income[2]	.52	.50	.36
Net realized and unrealized gain (loss)	(.66)	.62	.02
Total from investment operations	(.14)	1.12	.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.53)	(.37)
Net asset value, end of period	$6.86	$7.50	$6.91
Total Return, at Net Asset Value[3]	(2.19)%	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$472,068	$517,080	$172,676
Average net assets (in thousands)	$572,611	$344,746	$ 62,327
Ratios to average net assets:[4]
Net investment income	6.83%	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.59%	0.49%	0.48%
Interest and fees from borrowings and reverse repurchase agreements	0.10%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.25%	0.31%	0.35%
Total expenses	0.94%	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.92%	0.95%
Portfolio turnover rate	18%	11%	18%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	75

NOTES TO FINANCIAL STATEMENTS    July 31, 2013

1. Significant Accounting Policies

Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, as a open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate

76	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	77

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

78	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $730,960,000 .

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2013, municipal bond holdings with a value of $1,727,831,457 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $1,079,015,000 in short-term floating rate securities issued and outstanding at that date.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	79

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

At July 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$2,490,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners) LIFERS	18.160%	6/1/38	$2,500,732
2,085,000	CA GO ROLs[3]	11.780	12/1/36	1,892,972
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.787	6/1/47	48,257,823
3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN Obligated Group) ROLs	21.203	7/1/39	5,283,000
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.968	7/1/39	5,430,924
5,550,000	CA Health Facilities Financing Authority ROLs[3]	8.027	11/15/42	5,348,258
12,000,000	CA Health Facilities Financing Authority ROLs[3]	8.465	11/15/46	11,944,080
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	8.002	5/15/40	5,330,400
2,615,000	Cerritos, CA Community College District DRIVERS	15.944	8/1/33	3,330,464
16,250,000	Chicago, IL GO ROLs[3]	8.295	1/1/33	16,375,450
11,000,000	Desert, CA Community College District[3]	11.686	8/1/37	11,593,010
2,525,000	Detroit, MI City School District ROLs[3]	18.867	5/1/29	2,962,532
2,500,000	District of Columbia GO ROLs[3]	7.980	4/1/35	2,601,900
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	18.844	11/1/48	5,478,352
7,280,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.071	6/15/29	8,723,988
3,465,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.824	6/15/37	4,105,748
680,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	15.973	6/15/29	823,351
5,000,000	Grand Parkway, TX Transportation Corp. ROLs[4]	0.000	4/1/53	4,713,900
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.366	11/15/36	12,872,125
5,000,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.833	4/1/44	6,231,600
4,345,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.395	4/1/44	4,713,326
2,750,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	2,983,200
2,500,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	2,712,000
2,200,000	IL Finance Authority (Advocate Health Care) DRIVERS	16.400	4/1/44	2,386,560
1,250,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	16.400	4/1/44	1,356,000
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.833	11/1/39	3,641,625
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	16.400	11/1/39	1,359,950
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	16.124	8/15/24	5,077,940
8,500,000	Lakeland, FL Energy System DRIVERS	8.307	10/1/36	9,317,530
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.280	5/15/30	10,393,915
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	15.081	7/1/34	1,414,900
6,740,000	Los Angeles, CA Unified School District DRIVERS	15.055	7/1/30	8,038,596
1,835,000	Los Angeles, CA Unified School District ROLs[3]	15.311	1/1/34	1,977,855
5,410,000	MA Educational Financing Authority ROLs[3]	15.188	1/1/30	5,898,415
3,750,000	MA HFA ROLs[3]	10.969	6/1/49	3,837,750
3,010,000	MA HFA ROLs[3]	11.206	12/1/49	3,028,060
8,895,000	MA HFA ROLs[3]	8.619	12/1/42	9,308,973
16,695,000	MA HFA ROLs[3]	11.236	7/1/25	16,736,404
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	11.323	10/1/34	4,044,321
2,500,000	MI Finance Authority (Trinity Health) LIFERS	18.180	12/1/39	2,441,300

80	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.844%	8/1/35	$6,686,374
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	11.526	10/1/40	4,438,400
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.930	2/1/27	3,035,100
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.061	2/1/27	2,913,300
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.365	2/1/34	14,339,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.699	11/15/23	3,857,700
2,885,000	Newport Beach, CA GO ROLs[3]	15.265	12/1/24	3,617,098
3,420,000	NJ EDA ROLs[3]	11.286	9/1/24	4,303,078
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.314	6/1/29	45,808,795
3,300,000	NJ Transportation Trust Fund Authority ROLs[3]	11.290	12/15/23	4,591,389
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.699	8/15/39	12,193,820
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.266	1/15/44	20,005,146
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.261	6/15/40	4,692,492
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.967	6/1/39	3,117,190
7,720,000	Peralta, CA Community College District DRIVERS	7.862	8/1/35	8,071,723
3,100,000	Pima County, AZ IDA ROLs[3]	16.664	7/1/39	3,389,168
6,250,000	Port Authority NY/NJ, 166th Series DRIVERS	15.967	7/15/36	7,964,500
3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	12.147	8/1/57	3,072,010
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.908	8/1/57	4,410,310
10,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.491	8/1/57	8,818,532
2,705,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	16.083	10/1/47	2,786,583
912,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	13.502	12/1/39	1,030,359
2,500,000	San Jacinto, TX Community College District ROLs[3]	15.255	2/15/38	2,875,100
3,610,000	SC Public Service Authority ROLs	18.139	12/1/43	3,982,263
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	17.428	11/15/24	5,415,620
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	19.166	11/15/29	13,152,220
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.914	12/1/33	6,865,695
375,000	Tes Properties, WA DRIVERS	16.833	12/1/29	463,725
3,000,000	Tes Properties, WA DRIVERS	17.266	12/1/38	3,578,400
90,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.474	12/15/26	127,907,099
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.673	11/1/28	4,648,004
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Children’s Healthcare System Obligated Group)	13.132	10/1/38	6,200,450
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.911	11/1/18	7,852,455
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.679	12/1/29	5,752,499
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.681	12/1/29	3,698,035
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.684	12/1/29	8,456,274
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.680	12/1/34	3,179,522
5,000,000	WI H&EFA ROLs[3]	8.031	11/15/33	5,177,300

				$648,816,457

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3. Security is subject to a shortfall and forbearance agreement.

4. When-issued or delayed delivery to be delivered and settled after July 31, 2013.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	81

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $1,079,015,000 or 15.23% of its total assets as of July 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$91,693,866
Sold securities	105,924,351

82	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$656,325,947
Market Value	$286,103,429
Market Value as a % of Net Assets	4.99%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 31, 2013, securities with an aggregate market value of $13,418,430, representing 0.23% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $691,653 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$185,060,219	$—	$2,365,732,653	$1,422,550,142

1. As of July 31, 2013, the Fund had $2,365,732,653 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	83

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Expiring
2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	765,867,389

Total	$2,365,732,653

2. During the fiscal year ended July 31, 2013, the Fund utilized $127,294,955 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$9,690,452	$57,867,237	$48,176,785

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Exempt-interest dividends	$427,675,089	$426,627,542
Ordinary income	8,164,155	4,976,563

Total	$435,839,244	$431,604,105

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,061,833,465[1]

Gross unrealized appreciation	$382,807,404
Gross unrealized depreciation	(1,805,357,546)

Net unrealized depreciation	$(1,422,550,142)

84	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

1. The Federal tax cost of securities does not include cost of $1,193,540,042, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$64,298
Payments Made to Retired Trustees	54,390
Accumulated Liability as of July 31, 2013	409,684

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	85

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price

86	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	87

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

88	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$8,278,963	$1,231,560	$9,510,523
Alaska	—	14,422,721	—	14,422,721
Arizona	—	139,146,218	—	139,146,218
Arkansas	—	—	3,847,049	3,847,049
California	—	999,138,965	—	999,138,965
Colorado	—	253,074,091	6,729,248	259,803,339
Connecticut	—	6,968,859	—	6,968,859
Delaware	—	5,814,655	—	5,814,655
District of Columbia	—	157,524,179	—	157,524,179
Florida	—	684,339,227	3,646,636	687,985,863
Georgia	—	86,007,936	—	86,007,936
Hawaii	—	14,563,172	—	14,563,172
Idaho	—	1,841,102	—	1,841,102
Illinois	—	375,149,424	10,500,324	385,649,748
Indiana	—	79,995,279	7,869,708	87,864,987
Iowa	—	72,825,394	—	72,825,394
Kansas	—	2,940,762	—	2,940,762
Kentucky	—	20,244,071	—	20,244,071
Louisiana	—	32,740,689	—	32,740,689
Maine	—	19,304,894	—	19,304,894
Maryland	—	12,055,274	258,815	12,314,089
Massachusetts	—	120,815,801	—	120,815,801
Michigan	—	174,326,001	—	174,326,001
Minnesota	—	49,287,833	—	49,287,833
Mississippi	—	13,916,159	—	13,916,159
Missouri	—	84,779,941	—	84,779,941
Montana	—	7,515,575	—	7,515,575
Multi States	—	7,120,000	—	7,120,000
Nebraska	—	39,191,427	—	39,191,427
Nevada	—	3,352,971	—	3,352,971
New Hampshire	—	7,062,779	—	7,062,779
New Jersey	—	413,725,494	8,297	413,733,791
New Mexico	—	15,814,180	—	15,814,180
New York	—	449,692,652	449,100	450,141,752
North Carolina	—	25,670,743	—	25,670,743
North Dakota	—	3,885,059	—	3,885,059
Ohio	—	534,765,904	—	534,765,904
Oklahoma	—	7,764,165	—	7,764,165
Oregon	—	5,958,439	—	5,958,439
Pennsylvania	—	65,715,118	—	65,715,118
Rhode Island	—	90,522,372	—	90,522,372
South Carolina	—	28,091,008	13,434,453	41,525,461
South Dakota	—	2,085,137	—	2,085,137

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	89

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes Continued
Tennessee	$—	$29,471,826	$—	$29,471,826
Texas	—	775,916,686	672,481	776,589,167
U.S. Possessions	—	528,371,131	—	528,371,131
Utah	—	22,235,061	—	22,235,061
Vermont	—	2,712,375	—	2,712,375
Virginia	—	57,311,037	—	57,311,037
Washington	—	135,048,369	—	135,048,369
West Virginia	—	34,123,422	—	34,123,422
Wisconsin	—	48,735,670	—	48,735,670
Corporate Bonds and Notes	—	7,573,174	—	7,573,174
Common Stocks	2,799,565	—	—	2,799,565
Rights, Warrants, and Certificates	2,442,745	—	—	2,442,745

Total Assets	$5,242,310	$6,778,933,384	$48,647,671	$6,832,823,365

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Muncipal Bonds and Notes
Alabama	$—	$(1,407,780)	$1,407,780	$—
Arkansas	—	(4,256,560)	4,256,560	—
Colorado	—	(7,109,047)	7,109,047	—
Florida	—	(3,910,964)	3,910,964	—
Illinois	—	(11,431,333)	11,431,333	—
Indiana	11,642,927	(5,959,971)	5,959,971	(11,642,927)
Maryland	—	(370,000)	370,000	—
New Jersey	—	(8,643)	8,643	—
New York	—	(674,970)	674,970	—
South Carolina	—	(15,011,101)	15,011,101	—
Texas	—	(446,648)	446,648	—

Total Assets	$11,642,927	$(50,587,017)	$50,587,017	$(11,642,927)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

90	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	158,362,981	$1,193,773,893	156,963,967	$1,112,830,969
Dividends and/or distributions reinvested	30,028,082	225,548,058	30,868,483	218,878,664
Redeemed	(246,026,872)	(1,842,623,967)	(166,936,412)	(1,166,784,008)

Net increase (decrease)	(57,635,809)	$(423,302,016)	20,896,038	$164,925,625

Class B
Sold	270,430	$2,053,861	3,793,692	$26,995,638
Dividends and/or distributions reinvested	850,774	6,419,272	1,083,781	7,702,380
Redeemed	(6,917,328)	(52,365,898)	(6,862,389)	(48,570,567)

Net decrease	(5,796,124)	$(43,892,765)	(1,984,916)	$(13,872,549)

Class C
Sold	42,777,217	$323,836,241	41,563,092	$294,751,702
Dividends and/or distributions reinvested	9,983,606	74,731,787	10,213,554	72,200,250
Redeemed	(65,086,833)	(483,626,407)	(40,136,991)	(281,685,854)

Net increase (decrease)	(12,326,010)	$(85,058,379)	11,639,655	$85,266,098

Class Y
Sold	44,723,380	$336,847,459	60,733,470	$426,835,262
Dividends and/or distributions reinvested	3,815,851	28,624,462	2,486,782	17,761,474
Redeemed	(48,704,090)	(362,103,742)	(19,231,279)	(134,773,171)

Net increase (decrease)	(164,859)	$3,368,179	43,988,973	$309,823,565

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,357,764,297	$2,361,939,707

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	91

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year

92	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$12,990,989
Class C	41,730,758

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$1,649,439	$277,115	$291,747	$196,814

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2013, the Manager reimbursed the Fund $112,484 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of July 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	93

NOTES TO FINANCIAL STATEMENTS    Continued

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. The Agreement’s terms specifically limit individual borrowings of the Fund to $1.0 billion. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1721% as of July 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2013 equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

94	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

As of July 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1721%. Details of the borrowings for the year ended July 31, 2013 are as follows:

Average Daily Loan Balance	$63,662,740
Average Daily Interest Rate	0.198%
Fees Paid	$4,802,950
Interest Paid	$154,366

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	95

NOTES TO FINANCIAL STATEMENTS    Continued

8. Reverse Repurchase Agreements Continued

The Fund executed no transactions under the Facility during the year ended July 31, 2013.

Details of reverse repurchase agreement transactions for the year ended July 31, 2013 are as follows:

Fees Paid	$1,195,528

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties—including the Fund—in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal

96	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

98	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction. 98.13% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	99

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester National Municipals (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	969,967,626	24,822,341
David K. Downes	969,766,660	25,023,307
Matthew P. Fink	969,889,775	24,900,192
Edmund Giambastiani, Jr.	970,494,725	24,295,242
Phillip A. Griffiths	968,863,662	25,926,305
Mary F. Miller	970,170,040	24,619,927
Joel W. Motley	970,880,201	23,909,766
Joanne Pace	971,071,614	23,718,353
Mary Ann Tynan	970,743,262	24,046,705
Joseph M. Wikler	969,878,198	24,911,770
Peter I. Wold	970,436,703	24,353,264
William F. Glavin, Jr.	970,596,507	24,193,460

100	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	101

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

102	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	103

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	105

TRUSTEES AND OFFICERS    Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003-2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	107

TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677) .

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OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

A Series of Oppenheimer Multi-State Municipal Trust
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	109

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

110	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS	111

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $139,000 in fiscal 2013 and $136,300 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,500 in fiscal 2013 and $7,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $10,650 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,053,403 in fiscal 2013 and $737,720 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013